                                                         Semiannual
                                                         Report

                                                         as of December 31, 1999

               Evergreen Short and Intermediate Term Bond Funds


                                                [MUTUAL FUND SERVICE AWARD SEAL]

                           [LOGO OF EVERGREEN FUNDS]

                                Table of Contents

Letter to Shareholders ..................................................    1

Evergreen Capital Preservation and Income Fund

   Fund at a Glance .....................................................    2

   Portfolio Manager Interview ..........................................    3

Evergreen Intermediate Term Bond Fund

   Fund at a Glance .....................................................    5

   Portfolio Manager Interview ..........................................    6

Evergreen Short-Intermediate Bond Fund

   Fund at a Glance .....................................................    8

   Portfolio Manager Interview ..........................................    9

Financial Highlights

   Evergreen Capital Preservation and Income Fund .......................   11

   Evergreen Intermediate Term Bond Fund ................................   13

   Evergreen Short-Intermediate Bond Fund ...............................   15

Schedule of Investments

   Evergreen Capital Preservation and Income Fund .......................   17

   Evergreen Intermediate Term Bond Fund ................................   19

   Evergreen Short-Intermediate Bond Fund ...............................   25

Statements of Assets and Liabilities ....................................   29

Statements of Operations ................................................   30

Statements of Changes in Net Assets .....................................   31

Combined Notes to Financial Statements ..................................   33

                                 Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $80 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

    Mutual Funds: ARE NOT FDIC INSURED May lose value . Not bank guaranteed

                         Evergreen Distributor, Inc.
 Evergreen Funds(SM) is a Service Mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                  January 2000

[PHOTO]

William M. Ennis
President and CEO

Dear Shareholders,

We are pleased to provide the Evergreen Short and Intermediate Term Bond Funds semiannual report, which covers the six-month period ended December 31, 1999.

Uncertainty over Interest Rates Influences the Markets

The last year has been a difficult environment for fixed-income investors. After the Federal Reserve Board lowered interest rates three times in 1998 in an attempt to insulate the U.S. economy from global economic turmoil, it reversed course halfway through 1999 and raised interest rates three times during the fiscal period because of concerns about an overheated U.S. economy. Amidst the volatility, the yield on the bellwether 30-year Treasury bond rose from 5.09% in December of 1998 to 6.48% by December 31, 1999, the end of the fiscal period.

The Federal Reserve Bank's "tightening bias" leads many to anticipate further interest rate increases in order to stem even the slightest inflationary pressure. We believe that the economy is still fundamentally strong, and that inflation will stay contained, producing only moderate upward pressure on interest rates. We believe bonds are relatively attractive over the long term compared to other asset classes, particularly because "real" interest rates are high by historical standards.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including 1999 tax information, an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should make it simple for you to choose the most appropriate for your portfolio.

We would like to thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company

                                   EVERGREEN
                     Capital Preservation and Income Fund
                    Fund at a Glance as of December 31, 1999


As we enter 2000, economic growth continues to be very strong and many observers expect that the Federal Reserve Board may continue to raise short-term interest rates and tighten the money supply to restrain growth and avoid inflation.


Portfolio Management
--------------------

[PHOTO]
Gary E. Pzegeo, CFA
Tenure: April 1997

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE 1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 12/31/1999.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class.

Historical performance shown for Classes A, C and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have not been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. The fund currently incurs 12b-1 expenses of 0.18% for Class A. This rate is based on 0.25% assessed on assets prior to 1/1/1997 and 0.10% assessed on new assets from 1/1/1997. Classes B and C each incur 12b-1 expenses of 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and Y would have been higher.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

--------------------------------------------------------------------------------
                           Performance and Returns 2
--------------------------------------------------------------------------------
Portfolio Inception Date: 7/1/1991   Class A    Class B    Class C     Class Y
Class Inception Date               12/30/1994   7/1/1991   2/1/1993  10/29/1999
-------------------------------------------------------------------------------
Average Annual Returns*
-------------------------------------------------------------------------------
6 months with sales charge           -1.78%      -3.88%     -0.91%       n/a
-------------------------------------------------------------------------------
6 months w/o sales charge             1.48%       1.06%      1.06%      1.24%
-------------------------------------------------------------------------------
1 year with sales charge              0.82%      -1.73%      1.34%       n/a
-------------------------------------------------------------------------------
1 year w/o sales charge               4.16%       3.20%      3.31%      3.38%
-------------------------------------------------------------------------------
3 years                               3.84%       3.23%      4.17%      4.19%
-------------------------------------------------------------------------------
5 years                               5.22%       4.80%      5.16%      5.17%
-------------------------------------------------------------------------------
Since Portfolio Inception             4.34%       4.29%      4.29%      4.31%
-------------------------------------------------------------------------------
Maximum Sales Charge                  3.25%       5.00%      2.00%       n/a
                                    Front End     CDSC       CDSC
-------------------------------------------------------------------------------
30-day SEC Yield                      4.81%       4.14%      4.14%      5.43%
-------------------------------------------------------------------------------
Distributions per share
for the period**                    $ 0.26      $ 0.22     $ 0.22      $0.09
-------------------------------------------------------------------------------
 *Adjusted for maximum applicable sales charge, unless otherwise noted.

**For Class Y, period is from the class inception on October 29, 1999 through December 31, 1999. For Classes A, B and C, for the twelve-month period ending December 31, 1999.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [CHART]

                CPI       SB 6-Month T-Bill    Evergreen Cap Presv & Inc B
 7/31/91      10,000            10,049                     10,000
12/30/91      10,125            10,232                     10,357
12/30/92      10,419            10,639                     10,593
12/30/93      10,705            10,985                     11,035
12/30/94      10,991            11,464                     11,049
12/30/95      11,270            12,150                     11,887
12/30/96      11,645            12,804                     12,565
12/30/97      11,843            13,499                     13,277
12/30/98      12,034            14,212                     13,749
12/30/99      12,364            14,891                     14,189

Comparison of a $10,000 investment in Evergreen Capital Preservation and Income Fund, Class B Shares, versus a similar investment in a 6-Month Treasury Bill and the Consumer Price Index (CPI).

The 6-Month Treasury Bill is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

                                   EVERGREEN
                     Capital Preservation and Income Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended December 31, 1999, the Evergreen Capital Preservation and Income Fund Class A shares had a total return of 1.48%, before the deduction of any applicable sales charges. During the same six-month period, the average return of adjustable rate mortgage funds was 1.94%, according to Lipper Inc., an independent monitor of mutual fund performance, while the six-month Treasury Bill had a return of 2.52%.

The Fund's return marginally lagged the average performance of its Lipper classification during an extremely challenging period in which more aggressive strategies tended to have a performance advantage over the higher-quality strategy employed by the Fund. The Fund continues to have above-average performance for the three-and five-year periods and Class A shares have maintained a four-star rating, the second-highest rating from Morningstar, an independent mutual fund information agency.


                                   Portfolio
                                Characteristics
                                ---------------

              Total Net Assets                       $ 35,448,092
              ---------------------------------------------------
              Average Credit Quality                          AAA
              ---------------------------------------------------
              Average Maturity                          5.0 years
              ---------------------------------------------------
              Average Duration                          1.7 years
              ---------------------------------------------------

What was the investment environment like during the six months?

The final six months of 1999 comprised a very difficult period for bond market investors overall, although adjustable rate mortgage portfolios tended to weather the storm of rising interest rates better than portfolios of long-term bonds. In general, it was a period of rising interest rates and falling bond prices. The yield on the 10-year Treasury, for example, rose from 5.88% to 6.44% during the six-month period as evidence of continued economic growth fueled fears that inflation might become a problem. The Federal Reserve Board raised short-term rates once just before the six-month period and then twice more during the six months ended December 31, 1999.

The backdrop of rising interest rates created a very difficult environment for investors in U.S. Treasury and high-grade corporate bonds. Investors in mortgage securities, however, were not hurt as much and adjustable rate mortgages tended to do somewhat better than mortgages in general. The Lehman Brothers Adjustable Rate Index, for example, had a total return of 2.5% during the six months, helped by improving performance of some lower quality adjustable rate securities that this Fund tends to avoid.

                                   EVERGREEN
                     Capital Preservation and Income Fund
                          Portfolio Manager Interview


What were your principal strategies during the period?

We maintained an emphasis on mature, high quality, adjustable rate mortgage securities (ARMs) whose interest rates typically reset once a year. We de-emphasized fixed-rate securities during a time of rising interest rates.


                               Asset Allocation
                       (based on 12/31/1999 net assets)

ARMs                                                       65.3%
U.S. Treasury Obligations                                   9.0%
Fixed-Rate Mortgage Securities                              7.2%
Asset-Backed Securities                                     6.8%
Collateralized Mortgage Obligations                         6.0%
Other Investments and Other Assets and Liabilities, net     5.7%

During the period, the core adjustable rate securities that we emphasize were in relatively short supply and the cash reserves in the portfolio tended to build up. To generate as much income as is reasonable within the conservative structure of the Fund, we invested in some hybrid ARMs, including adjustable GNMA securities.

While the overwhelming majority of securities in the portfolio were issued by the government or government agencies, about 11.2% of net assets were invested in AAA-rated non-government securities, predominately fixed-rate, asset-backed securities. These offered a yield premium that helped support the Fund's dividend distributions. The Fund's duration on December 31, 1999 was 1.7 years, marginally higher than the 1.2 years at the start of the period on July 1.

What is your outlook?

As we enter 2000, economic growth continues to be very strong and many observers expect that the Federal Reserve Board may continue to raise short-term interest rates and tighten the money supply to restrain growth and avoid inflation. In this rising interest rate environment, the types of adjustable rate mortgages that we emphasize should do relatively well. We tend to invest in older securities that reset their interest rates once a year and that are not likely to have their rate increases impeded by interest rate caps. As a result, the interest paid by these adjustable rate mortgages should continue to rise. This is an environment in which the securities that we emphasize should perform better than fixed-rate government securities, which suffer price loss as interest rates rise.

                                   EVERGREEN
                          Intermediate Term Bond Fund
                   Fund at a Glance as of December 31, 1999

We believe that the Fund is well positioned, with a relatively high quality portfolio of securities and an emphasis on corporate bonds that offer strong long-term value.



Portfolio Management
--------------------

David J. Bowers, CFA
Tenure: January 1999

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE 1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 12/31/1999.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class.

Historical performance shown for Classes B, C and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. If these fees had been reflected, returns would have been lower. The historical returns for Class Y have been adjusted to reflect the elimination of the 0.25% 12b-1 fee applicable to Class A. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns for Class Y would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

----------------------------------------------------------------------------------------
                               PERFORMANCE AND RETURNS 2
----------------------------------------------------------------------------------------
Portfolio Inception Date: 2/13/1987   Class A        Class B       Class C      Class Y
Class Inception Date                 2/13/1987      2/1/1993      2/1/1993     1/26/1998
----------------------------------------------------------------------------------------
Average Annual Returns*
----------------------------------------------------------------------------------------
6 months with sales charge             -3.44%        -5.40%        -2.51%          n/a
----------------------------------------------------------------------------------------
6 months w/o sales charge              -0.21%        -0.59%        -0.59%        -0.08%
----------------------------------------------------------------------------------------
1 year with sales charge               -5.61%        -7.91%        -5.07%          n/a
----------------------------------------------------------------------------------------
1 year w/o sales charge                -2.40%        -3.35%        -3.24%        -2.16%
----------------------------------------------------------------------------------------
3 years                                 3.03%         2.48%         3.36%         4.43%
----------------------------------------------------------------------------------------
5 years                                 5.60%         5.15%         5.47%         6.56%
----------------------------------------------------------------------------------------
10 years                                6.39%         6.17%         6.17%         7.06%
----------------------------------------------------------------------------------------
Since Portfolio Inception               5.73%         5.57%         5.57%         6.43%
----------------------------------------------------------------------------------------
Maximum Sales Charge                    3.25%         5.00%         2.00%          n/a
                                     Front End        CDSC          CDSC
----------------------------------------------------------------------------------------
30-day SEC Yield                        6.22%         5.67%         5.67%         6.69%
----------------------------------------------------------------------------------------
6-month distributions per share       $ 0.31         $0.28        $ 0.28        $ 0.32
----------------------------------------------------------------------------------------

*Adjusted for maximum applicable sales charge, unless otherwise noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [CHART]

               Evergreen Interm BD A    CPI         Lehman Brothers
  12/31/89                 9,672      10,000             10,000
  12/31/90                10,242      10,611             10,916
  12/31/91                11,960      10,936             12,511
  12/31/92                12,933      11,253             13,409
  12/31/93                14,135      11,562             14,587
  12/31/94                13,678      11,872             14,306
  12/31/95                15,656      12,173             16,499
  12/31/96                16,428      12,577             17,167
  12/31/97                17,820      12,791             18,518
  12/31/98                19,026      12,998             20,078
  12/31/99                18,568      13,354             20,157

Comparison of a $10,000 investment in Evergreen Intermediate Term Bond Fund, Class A Shares, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index (LBIGCBI) and the Consumer Price Index (CPI).

The LBIGCBI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

                                   EVERGREEN
                          Intermediate Term Bond Fund
                           Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended December 31, 1999, the Evergreen Intermediate Term Bond Fund Class A shares had a total return of -0.21%, before the deduction of any applicable sales charges. During the same six-month period, the average return of intermediate-term, investment grade bond funds was 0.30%, according to Lipper Inc., an independent monitor of mutual fund performance, while the Lehman Brothers Intermediate Government/Corporate Bond Index had a return of 0.98%.

The six-month period featured a very difficult investment climate for intermediate term bonds, as rising interest rates drove down bond prices and a heavy new supply of corporate bond issues exceeded demand and undercut the performance of corporate securities.

                                   Portfolio
                                Characteristics
                                ---------------

            Total Net Assets                          $149,801,253
            ------------------------------------------------------
            Average Credit Quality                             AA-
            ------------------------------------------------------
            Effective Maturity                           7.6 years
            ------------------------------------------------------
            Average Duration                             5.1 years
            ------------------------------------------------------

What was the investment environment like during the six months ended December 31, 1999?

We began the second half of 1999 with continued strong economic growth. The U.S. Federal Reserve had just raised short-term interest rates (on June 30) to take out some of the liquidity that had been injected into the system during the Asian economic crisis and the Russian bond default of the previous two years. The Federal Reserve later raised rates two more times, in August and November. The problems for bond investors caused by rising interest rates and declining bond prices were compounded by a very large issuance of a new supply of corporate bonds in July and August. Companies attempted to complete their corporate financing before dealing with the uncertainties related to the feared "Y2K" computer problems as we entered 2000, therefore the supply of new intermediate-term corporate bonds was especially heavy.

The worst effects were felt in the summer months, and by the end of August the flow of new corporate bonds began to slow as the cost of money became too high. What followed was a recovery in corporate bonds during the final quarter of 1999--a period in which the Fund's performance improved markedly.

Over the six-month period, the effects of rising rates and declining prices hit intermediate-term bonds harder than they hit longer-term bonds, as the differences between the yields of long-term bonds and intermediate-term bonds narrowed. For example, during the six months, the yield on a 30-year Treasury rose by .50%, but the yield on a five-year Treasury rose by .70%.

                                   EVERGREEN
                          Intermediate Term Bond Fund
                          Portfolio Manager Interview

                                Credit Quality
                                  Allocation
                                  ----------
                    (based on 12/31/1999 portfolio assets)

           U.S. Government/AAA                                35.1%
           --------------------------------------------------------
           AA                                                  9.3%
           --------------------------------------------------------
           A                                                  22.7%
           --------------------------------------------------------
           BBB                                                17.8%
           --------------------------------------------------------
           BB                                                  5.6%
           --------------------------------------------------------
           B                                                   9.5%
           --------------------------------------------------------

What were your strategies in this environment?

We maintained an emphasis on corporate bonds. At the end of 1999, bonds issued by industrial companies, financial companies and utilities accounted for 47% of net assets. We believed, and continue to believe, that corporate securities were fundamentally sound in a growing economy. We saw extremely attractive long-term values in the corporate sector. As the market conditions improved in late 1999, we upgraded the overall credit quality of the portfolio by selling some high yield issues and investing in higher-grade corporate securities, commercial mortgage-backed securities, and U.S. Treasury securities. We believed that in a period of recovery in the bond market, the higher quality sectors should improve first. During the six-month period, average credit quality in the portfolio rose from A+ to AA-. The high yield bond allocation fell from 18% of net assets to 15% during the period.

We also decreased the interest rate sensitivity--or vulnerability to rising interest rates. During the six months, the effective maturity of the portfolio declined slightly from 7.7 years to 7.6 years, while average duration declined from 5.4 years to 5.1 years.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                     (as a percentage of 12/31/1999 assets)

                                    [CHART]

Corporate Notes/Bonds -- 47.4%
CMO & Mortgage-Backed Securities -- 15.4%
U.S. Treasury Obligations -- 14.7%
Yankee Obligations -- 9.3%
Asset-Backed Securities -- 7.3%
Foreign Bonds -- 3.7%
Other Investments and Other Assets and Liabilities, net -- 2.2%

What is your outlook for intermediate term bonds?

We are cautious about interest rates. Economic growth is still robust and the U.S. Federal Reserve has given many signals that it may raise short-term rates further to rein in overconfidence by the American consumer and to pre-empt inflation. While we believe the Federal Reserve has the flexibility to raise rates without jeopardizing the economic expansion, the reaction of the stock market to further rate increases does create some uncertainty. If the Federal Reserve were to raise rates appreciably, corporate profits could be squeezed and this could hurt corporate bond prices as well as stock prices. We believe that the Fund is well positioned, with a relatively high quality portfolio of securities and an emphasis on corporate bonds that offer strong long-term value.

                                   EVERGREEN
                         Short-Intermediate Bond Fund
                   Fund at a Glance as of December 31, 1999

To keep the U.S. economy healthy, the Federal Reserve Board had aggressively eased monetary conditions in late 1998 and as a result, interest rates fell to levels that were near 30-year lows.


Portfolio Management
--------------------

[PHOTO]
P. Michael Jones, CFA
Tenure: June 1999

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE 1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 12/31/1999.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class.

Historical performance shown for Classes B, C and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. The 12b-1 fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

Returns reflect expense limits previously in effect, without which returns would have been lower.

---------------------------------------------------------------------------------------------
                                 PERFORMANCE AND RETURNS 2
---------------------------------------------------------------------------------------------
Portfolio Inception Date: 1/28/1989        Class A        Class B       Class C      Class Y
Class Inception Date                      1/28/1989      1/25/1993     9/6/1994      1/4/1991
---------------------------------------------------------------------------------------------
Average Annual Returns*
---------------------------------------------------------------------------------------------
6 months with sales charge                  -2.23%        -4.22%        -1.28%          n/a
---------------------------------------------------------------------------------------------
6 months w/o sales charge                    1.11%         0.68%         0.68%         1.19%
---------------------------------------------------------------------------------------------
1 year with sales charge                    -2.67%        -4.98%        -2.12%          n/a
---------------------------------------------------------------------------------------------
1 year w/o sales charge                      0.64%        -0.23%        -0.22%         0.77%
---------------------------------------------------------------------------------------------
3 years                                      3.58%         2.91%         3.81%         4.87%
---------------------------------------------------------------------------------------------
5 years                                      5.65%         5.10%         5.38%         6.47%
---------------------------------------------------------------------------------------------
Since Portfolio Inception                    6.57%         6.34%         6.45%         7.02%
---------------------------------------------------------------------------------------------
Maximum Sales Charge                         3.25%         5.00%         2.00%          n/a
                                           Front End       CDSC          CDSC
---------------------------------------------------------------------------------------------
30-day SEC Yield                             5.82%         5.26%         5.28%         6.29%
---------------------------------------------------------------------------------------------
6-month distributions per share             $0.29         $0.25         $0.25         $0.29
---------------------------------------------------------------------------------------------

*Adjusted for maximum applicable sales charge, unless otherwise noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [CHART]

                  Ev Short Interm Bond A       CPI      Lehman Brothers
  12/31/89                  9,678            10,000          10,000
  12/31/90                 10,451            10,611          10,916
  12/31/91                 11,891            10,936          12,511
  12/31/92                 12,651            11,253          13,409
  12/31/93                 13,554            11,562          14,587
  12/31/94                 13,205            11,872          14,306
  12/31/95                 15,049            12,173          16,499
  12/31/96                 15,648            12,577          17,167
  12/31/97                 16,591            12,791          18,518
  12/31/98                 17,849            12,998          20,078
  12/31/99                 17,963            13,354          20,157

Comparison of a $10,000 investment in Evergreen Short-Intermediate Bond Fund, Class A Shares, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index (LBIGCBI) and the Consumer Price Index (CPI).

The LBIGCBI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

                                   EVERGREEN
                         Short-Intermediate Bond Fund
                          Portfolio Manager Interview

How did the Fund perform during the six-month period?

Evergreen Short-Intermediate Bond Fund Class A shares returned 1.11% for the six-month period ended December 31, 1999, outpacing its benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index, which rose 0.98%, before the deduction of any applicable sales charge. During the six months, the interest rate environment severely limited returns in the fixed-income markets. Interest rates rose the entire period, forcing bond prices lower. The yield on the 5-year U.S. Treasury note rose from 5.65% on June 30, 1999 to 6.34% on December 31, 1999, returning 0.34%.

                                   Portfolio
                                Characteristics
                                ---------------

            Total Net Assets                         $ 339,347,165
            ------------------------------------------------------
            Average Credit Quality                              AA
            ------------------------------------------------------
            Effective Maturity                           4.6 years
            ------------------------------------------------------
            Average Duration                             3.3 years
            ------------------------------------------------------

What was the market environment like during the past six months?

Rising interest rates--and the resulting price declines for bonds--distinguished 1999 as the second worst year for bond investors since 1973. Only in 1994 did bond prices slide even further. The environment was shaped by a dramatic change in investment conditions from those that existed in late 1998 and early 1999 to later in the year, with the last six months of 1999 racking up the steepest declines.

At the beginning of 1999, world financial markets had just begun to recover from the global market crisis that occurred in the fall of 1998. Many analysts expected the lingering effects of the crisis and fragile foreign economies to depress U.S. economic growth in 1999. To keep the U.S. economy healthy, the Federal Reserve Board had aggressively eased monetary conditions in late 1998 and as a result, interest rates fell to levels that were near 30-year lows.

By spring of 1999, however, economic growth still showed no signs of slowing and global equity markets were back at record highs. Commodity prices also rose--particularly oil prices--which soared from $10.00 a barrel in March to nearly $25.00 by the end of the year. Investors' outlook reversed course. Expectations of excessive growth and rekindled inflation replaced concerns about weak global economies. Investors pushed interest rates higher and bond prices lower, reflecting the changing market conditions; and the Federal Reserve raised its benchmark federal funds rate three times.

Initially, the Fed's efforts to cool inflationary pressures were successful. Equity prices stalled--dampening the "wealth effect" that had helped fuel heavy consumer spending--and the economy slowed to 1.90% in the year's second quarter from its 5.9% annualized pace as 1998 drew to a close. In the final months of 1999, however, the Fed not only failed to continue tightening, but effectively reversed its earlier tightening moves by flooding the financial system with liquidity.

We believe the Fed provided excess liquidity so that consumers and businesses could prepare for Y2K--accumulating cash and inventory reserves in anticipation of possible Y2K disruptions. Instead of prudently building cash balances, however, consumers used their new liquidity to aggressively bid up stock prices and go on a holiday buying binge. The Fed's overestimation of Y2K liquidity needs inadvertently rekindled the equity speculation and consumer frenzy that the interest rate hikes had cooled in the summer and fall. Interest rates rose sharply as 1999 came to a close, reflecting investors' concerns about the effects that the Fed's accommodative policy in the fourth quarter would have on future inflation.

                                   EVERGREEN
                         Short-Intermediate Bond Fund
                          Portfolio Manager Interview

--------------------------------------------------------------------------------
                              PORTFOLIO MATURITY
--------------------------------------------------------------------------------
               (as a percentage of 12/31/1999 portfolio assets)

                                    [CHART]

Less than 1 year -- 4.0%
1 - 5 Years -- 33.0%
5 - 10 Years -- 28.2%
10 - 20 Years -- 14.8%
20 - 30 Years -- 20.0%

How did your investment strategy impact performance?

Three main strategies contributed to the Fund's performance, over the past six months: managing interest rate risk, asset-allocation and emphasizing income. First, we adjusted the Fund's duration, accurately anticipating rising rates and changes in the yield curve, and selected securities accordingly. Duration, which is expressed in years, measures a fund's sensitivity to changes in interest rates. Shortening duration reduces a fund's sensitivity and lengthening duration increases sensitivity to interest rate changes.

We also made two major adjustments in the Fund's mortgage-backed securities and corporate bond allocations. After having built-up holdings at the end of 1998, we reduced the Fund's position in both these sectors in June 1999. Mortgage-backed securities and corporate bonds had experienced substantial price appreciation in the first half of the year, outperforming U.S. Treasuries. We particularly focused on lightening up on those securities that were less liquid. This strategy worked well. During the summer, mortgage-backed securities and corporate bonds underperformed U.S. Treasuries. We rebuilt the positions in mortgage-backed securities and corporate bonds in late summer and early fall, securing the higher yield advantages they offered. Again, the strategy benefited performance, as mortgage-backed securities and corporate bonds outperformed U.S. Treasuries in the final quarter of 1999. In addition to generating attractive price appreciation, these positions enhanced the Fund's income.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
               (as a percentage of 12/31/1999 portfolio assets)

                                    [CHART]

Government/Agency -- 40.0%
AAA -- 28.0%
AA -- 3.4%
A -- 19.5%
BBB -- 9.1%

What is your outlook?

Our outlook for 2000 is contingent upon the Fed's actions early in the year. If the Fed moves aggressively to drain excess liquidity with a substantial increase in short-term interest rates, we may be near the peak in interest rates. In our opinion, a bold move by the Fed would reinforce market sentiment that technology-driven disinflation could continue in the years ahead. Further, the slower economic growth caused by the Fed's aggressive action could ignite an explosive bond rally in the second half of the year.

Alternatively, a cautious move at the Federal Open Market Committee meeting in February would most likely be viewed by investors as a green light for stock market speculation and consumer spending. Additionally, we would expect economic growth to keep accelerating and inflationary pressures to continue to build, with interest rates heading higher and bond prices lower.

We do not expect such an outcome. Based on their December policy statement, the Fed is fully aware of the inflationary risks imbedded in the economy. Also, Chairman Greenspan's recent nomination for another term should alleviate political concerns over Fed policy decisions. Finally, we believe the Fed would rather tighten monetary policy early, in light of the November elections. All of these factors suggest that the Fed will move quickly and aggressively in the months ahead, setting the stage for bonds to improve markedly as the year progresses.

                                   EVERGREEN
                      Capital Preservation and Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                            Year Ended June                        Year Ended
                          Six Months Ended        30,                            September 30,
                          December 31, 1999 ----------------    Period Ended    -----------------
                             (Unaudited)     1999     1998    June 30, 1997 (a) 1996 #   1995 (b)
 CLASS A SHARES
 Net asset value,
  beginning of period          $  9.65      $  9.73  $  9.80       $  9.74      $  9.68  $  9.51
                               -------      -------  -------       -------      -------  -------
 Income from investment
  operations
 Net investment income            0.26         0.53     0.57          0.46         0.61     0.46
 Net realized and
  unrealized gains or
  losses on securities           (0.12)       (0.08)   (0.07)         0.03         0.01     0.14
                               -------      -------  -------       -------      -------  -------
 Total from investment
  operations                      0.14         0.45     0.50          0.49         0.62     0.60
                               -------      -------  -------       -------      -------  -------
 Distributions to
  shareholders from
 Net investment income           (0.26)       (0.53)   (0.57)        (0.43)       (0.53)   (0.43)
 Returns of capital                  0            0        0             0        (0.03)       0
                               -------      -------  -------       -------      -------  -------
 Total distributions             (0.26)       (0.53)   (0.57)        (0.43)       (0.56)   (0.43)
                               -------      -------  -------       -------      -------  -------
 Net asset value, end of
  period                       $  9.53      $  9.65  $  9.73       $  9.80      $  9.74  $  9.68
                               -------      -------  -------       -------      -------  -------
 Total return*                    1.48%        4.80%    5.24%         5.12%        6.56%    6.36%
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)           $16,849      $18,149  $18,022       $15,751      $22,684  $19,293
 Ratios to average net
  assets
   Expenses++                     0.83%+       0.85%    0.87%         0.92%+       0.91%    0.86%+
   Net investment income          5.36%+       5.53%    5.77%         6.24%+       6.31%    6.37%+
 Portfolio turnover rate            16%          41%      88%           52%          74%      67%

                                              Year Ended June
                           Six Months Ended         30,                            Year Ended September 30,
                          December 31, 1999 # ----------------    Period Ended    ----------------------------
                              (Unaudited)     1999 #    1998    June 30, 1997 (a)  1996 #     1995      1994
 CLASS B SHARES
 Net asset value,
  beginning of period           $  9.65       $  9.74  $  9.81       $  9.75      $   9.68  $   9.62  $   9.91
                                -------       -------  -------       -------      --------  --------  --------
 Income from investment
  operations
 Net investment income             0.22          0.46     0.49          0.39          0.55      0.52      0.47
 Net realized and
  unrealized gains or
  losses on securities            (0.12)        (0.09)   (0.07)         0.04          0.01      0.03     (0.41)
                                -------       -------  -------       -------      --------  --------  --------
 Total from investment
  operations                       0.10          0.37     0.42          0.43          0.56      0.55      0.06
                                -------       -------  -------       -------      --------  --------  --------
 Distributions to
  shareholders from
 Net investment income            (0.22)        (0.46)   (0.49)        (0.37)        (0.46)    (0.49)    (0.35)
 Returns of capital                   0             0        0             0         (0.03)        0         0
                                -------       -------  -------       -------      --------  --------  --------
 Total distributions              (0.22)        (0.46)   (0.49)        (0.37)        (0.49)    (0.49)    (0.35)
                                -------       -------  -------       -------      --------  --------  --------
 Net asset value, end of
  period                        $  9.53       $  9.65  $  9.74       $  9.81      $   9.75  $   9.68  $   9.62
                                -------       -------  -------       -------      --------  --------  --------
 Total return*                     1.06%         3.86%    4.42%         4.53%         5.90%     5.81%     0.58%
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)            $14,807       $15,618  $26,056       $32,694      $ 44,096  $ 62,998  $ 95,761
 Ratios to average net
  assets
   Expenses++                      1.65%+        1.65%    1.65%         1.67%+        1.63%     1.53%     1.50%
   Net investment income           4.54%+        4.72%    5.07%         5.52%+        5.63%     5.46%     4.05%
 Portfolio turnover rate             16%           41%      88%           52%           74%       67%       34%

(a) For the nine months ended June 30, 1997. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 1997.
(b) For the period from December 30, 1994 (commencement of class operations) to September 30, 1995.
*   Excluding applicable sales charges.
+   Annualized.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                      Capital Preservation and Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                                           Year Ended
                           Six Months Ended   Year Ended June 30,                        September 30,
                          December 31, 1999 # --------------------    Period Ended    ----------------------
                              (Unaudited)      1999 #      1998     June 30, 1997 (a) 1996 #   1995    1994
 CLASS C SHARES
 Net asset value,
  beginning of period           $ 9.65        $    9.74  $    9.80       $ 9.74       $ 9.67  $ 9.60  $ 9.90
                                ------        ---------  ---------       ------       ------  ------  ------
 Income from investment
  operations
 Net investment income            0.22             0.46       0.49         0.40         0.54    0.52    0.40
 Net realized and
  unrealized gains or
  losses on securities           (0.12)           (0.09)     (0.06)        0.03         0.02    0.04   (0.35)
                                ------        ---------  ---------       ------       ------  ------  ------
 Total from investment
  operations                      0.10             0.37       0.43         0.43         0.56    0.56    0.05
                                ------        ---------  ---------       ------       ------  ------  ------
 Distributions to
  shareholders from
 Net investment income           (0.22)           (0.46)     (0.49)       (0.37)       (0.46)  (0.49)  (0.35)
 Returns of capital                  0                0          0            0        (0.03)      0       0
                                ------        ---------  ---------       ------       ------  ------  ------
 Total distributions             (0.22)           (0.46)     (0.49)       (0.37)       (0.49)  (0.49)  (0.35)
                                ------        ---------  ---------       ------       ------  ------  ------
 Net asset value, end of
  period                        $ 9.53        $    9.65  $    9.74       $ 9.80       $ 9.74  $ 9.67  $ 9.60
                                ------        ---------  ---------       ------       ------  ------  ------
 Total return*                    1.06%            3.86%      4.53%        4.53%        5.91%   5.93%   0.48%
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)            $3,791        $   3,928  $   3,972       $4,105       $4,152  $2,755  $2,874
 Ratios to average net
  assets
   Expenses++                     1.66%+           1.65%      1.65%        1.67%+       1.64%   1.53%   1.50%
   Net investment income          4.56%+           4.72%      5.05%        5.53%+       5.60%   5.51%   4.08%
 Portfolio turnover rate            16%              41%        88%          52%          74%     67%     34%

                                                        Period Ended
                                                    December 31, 1999 (b)
                                                         (Unaudited)
 CLASS Y SHARES
 Net asset value, beginning of period                      $ 9.58
                                                           ------
 Income from investment operations
 Net investment income                                       0.09
 Net realized and unrealized gains or losses on
  securities                                                (0.05)
                                                           ------
 Total from investment operations                            0.04
                                                           ------
 Distributions to shareholders from net investment
  income                                                    (0.09)
                                                           ------
 Net asset value, end of period                            $ 9.53
                                                           ------
 Total return                                                0.44%
 Ratios and supplemental data
 Net assets, end of period (thousands)                     $    1
 Ratios to average net assets
   Expenses++                                                0.66%+
   Net investment income                                     5.71%+
 Portfolio turnover rate                                       16%

(a) For the nine months ended June 30, 1997. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 1997.
(b) For the period from October 29, 1999 (commencement of class operations) to December 31, 1999.
*   Excluding applicable sales charges.
+   Annualized.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Intermediate Term Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                          Six Months Ended   Year Ended June 30,                       Year Ended July 31,
                          December 31, 1999 ---------------------   Period Ended    -------------------------
                             (Unaudited)      1999      1998 #    June 30, 1997 (a)  1996     1995    1994 #
 CLASS A SHARES
 Net asset value,
  beginning of period          $  8.66      $    9.08  $    8.93       $  8.73      $  8.88  $  8.84  $  9.46
                               -------      ---------  ---------       -------      -------  -------  -------
 Income from investment
  operations
 Net investment income            0.27           0.53       0.57          0.54         0.59     0.63     0.57
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions           (0.29)         (0.42)      0.20          0.18        (0.16)    0.02    (0.59)
                               -------      ---------  ---------       -------      -------  -------  -------
 Total from investment
  operations                     (0.02)          0.11       0.77          0.72         0.43     0.65    (0.02)
                               -------      ---------  ---------       -------      -------  -------  -------
 Distributions to
  shareholders from
 Net investment income           (0.31)         (0.53)     (0.62)        (0.52)       (0.58)   (0.61)   (0.59)
 Returns of capital                  0              0          0             0            0        0    (0.01)
                               -------      ---------  ---------       -------      -------  -------  -------
 Total distributions             (0.31)         (0.53)     (0.62)        (0.52)       (0.58)   (0.61)   (0.60)
                               -------      ---------  ---------       -------      -------  -------  -------
 Net asset value, end of
  period                       $  8.33      $    8.66  $    9.08       $  8.93      $  8.73  $  8.88  $  8.84
                               -------      ---------  ---------       -------      -------  -------  -------
 Total return*                   (0.21%)         1.17%      8.82%         8.40%        4.95%    7.76%   (0.29%)
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)           $89,314      $ 107,714  $ 123,723       $10,341      $12,958  $14,558  $16,036
 Ratios to average net
  assets
 Expenses++                       1.16%+         1.10%      1.11%         1.12%+       1.10%    1.00%    1.00%
 Net investment income            6.04%+         5.90%      6.00%         6.43%+       6.57%    7.13%    6.81%
 Portfolio turnover rate            76%           170%       331%          179%         231%     149%     280%

                          Six Months Ended   Year Ended June 30,                       Year Ended July 31,
                          December 31, 1999 ---------------------   Period Ended    -------------------------
                             (Unaudited)      1999      1998 #    June 30, 1997 (a)  1996     1995    1994 #
 CLASS B SHARES
 Net asset value,
  beginning of period          $ 8.66       $    9.09  $    8.95       $  8.74      $  8.89  $  8.85  $  9.47
                               ------       ---------  ---------       -------      -------  -------  -------
 Income from investment
  operations
 Net investment income           0.23            0.47       0.48          0.47         0.52     0.56     0.49
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          (0.28)          (0.43)      0.21          0.20        (0.16)    0.02    (0.58)
                               ------       ---------  ---------       -------      -------  -------  -------
 Total from investment
  operations                    (0.05)           0.04       0.69          0.67         0.36     0.58    (0.09)
                               ------       ---------  ---------       -------      -------  -------  -------
 Distributions to
  shareholders from
 Net investment income          (0.28)          (0.47)     (0.55)        (0.46)       (0.51)   (0.54)   (0.52)
 Returns of capital                 0               0          0             0            0        0    (0.01)
                               ------       ---------  ---------       -------      -------  -------  -------
 Total distribution             (0.28)          (0.47)     (0.55)        (0.46)       (0.51)   (0.54)   (0.53)
                               ------       ---------  ---------       -------      -------  -------  -------
 Net asset value, end of
  period                       $ 8.33       $    8.66  $    9.09       $  8.95      $  8.74  $  8.89  $  8.85
                               ------       ---------  ---------       -------      -------  -------  -------
 Total return*                  (0.59%)          0.31%      7.89%         7.81%        4.10%    6.87%   (1.05%)
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)           $9,576       $  11,100  $  10,763       $11,368      $16,034  $17,985  $17,819
 Ratios to average net
  assets
 Expenses++                      1.91%+          1.85%      1.86%         1.87%+       1.85%    1.75%    1.75%
 Net investment income           5.29%+          5.15%      5.28%         5.68%+       5.82%    6.38%    5.48%
 Portfolio turnover rate           76%            170%       331%          179%         231%     149%     280%

(a) For the eleven months ended June 30, 1997. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 1997.
*   Excluding applicable sales charges.
+   Annualized.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Intermediate Term Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                          Six Months Ended  Year Ended June 30,                      Year Ended July 31,
                          December 31, 1999 --------------------    Period Ended    ------------------------
                             (Unaudited)     1999 #     1998 #    June 30, 1997 (a)  1996    1995    1994 #
 CLASS C SHARES
 Net asset value,
  beginning of period          $ 8.66       $    9.09  $    8.94       $ 8.74       $ 8.89  $  8.85  $  9.46
                               ------       ---------  ---------       ------       ------  -------  -------
 Income from investment
  operations
 Net investment income           0.23            0.47       0.49         0.46         0.52     0.55     0.49
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          (0.28)          (0.43)      0.21         0.20        (0.16)    0.03    (0.57)
                               ------       ---------  ---------       ------       ------  -------  -------
 Total from investment
  operations                    (0.05)           0.04       0.70         0.66         0.36     0.58    (0.08)
                               ------       ---------  ---------       ------       ------  -------  -------
 Distributions to
  shareholders from
 Net investment income          (0.28)          (0.47)     (0.55)       (0.46)       (0.51)   (0.54)   (0.52)
 Returns of capital                 0               0          0            0            0        0    (0.01)
                               ------       ---------  ---------       ------       ------  -------  -------
 Total distributions            (0.28)          (0.47)     (0.55)       (0.46)       (0.51)   (0.54)   (0.53)
                               ------       ---------  ---------       ------       ------  -------  -------
 Net asset value, end of
  period                       $ 8.33       $    8.66  $    9.09       $ 8.94       $ 8.74  $  8.89  $  8.85
                               ------       ---------  ---------       ------       ------  -------  -------
 Total return*                  (0.59%)          0.31%      8.01%        7.70%        4.10%    6.87%   (0.95%)
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)           $4,149       $   4,718  $   5,439       $7,259       $9,084  $10,185  $13,086
 Ratios to average net
  assets
 Expenses++                      1.91%+          1.85%      1.86%        1.87%+       1.85%    1.75%    1.75%
 Net investment income           5.29%+          5.15%      5.26%        5.68%+       5.82%    6.37%    5.44%
 Portfolio turnover rate           76%            170%       331%         179%         231%     149%     280%

                            Six Months Ended
                            December 31, 1999  Year Ended      Period Ended
                               (Unaudited)    June 30, 1999 June 30, 1998 (b) #
 CLASS Y SHARES
 Net asset value,
  beginning of period            $  8.66         $  9.08          $  9.09
                                 -------         -------          -------
 Income from investment
  operations
 Net investment income              0.27            0.56             0.24
 Net realized and
  unrealized gains or
  losses on securities and
  foreign currency related
  transactions                     (0.28)          (0.42)           (0.01)
                                 -------         -------          -------
 Total from investment
  operations                       (0.01)           0.14             0.23
                                 -------         -------          -------
 Distributions to
  shareholders from net
  investment income                (0.32)          (0.56)           (0.24)
                                 -------         -------          -------
 Net asset value, end of
  period                         $  8.33         $  8.66          $  9.08
                                 -------         -------          -------
 Total return                      (0.08%)          1.43%            2.58%
 Ratios and supplemental
  data
 Net assets, end of period
  (thousands)                    $46,762         $54,766          $63,721
 Ratios to average net
  assets
 Expenses++                         0.91%+          0.85%            0.86%+
 Net investment income              6.29%+          6.15%            6.23%+
 Portfolio turnover rate              76%            170%             331%

(a) For the eleven months ended June 30, 1997. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 1997.
(b) For the period from January 26, 1998 (commencement of class operations) to June 30, 1998.
*   Excluding applicable sales charges.
+   Annualized.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Short Intermediate Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                          Six Months Ended        Year Ended June 30,
                          December 31, 1999 ----------------------------------    Period Ended       Year Ended
                             (Unaudited)     1999     1998     1997     1996    June 30, 1995 (a) December 31, 1994
 CLASS A SHARES
 Net asset value,
  beginning of period          $  9.68      $  9.90  $  9.83  $  9.82  $ 10.02       $  9.52           $ 10.42
                               -------      -------  -------  -------  -------       -------           -------
 Income from investment
  operations
 Net investment income            0.28         0.57     0.61     0.63     0.63          0.32              0.65
 Net realized and
  unrealized gains or
  losses on securities           (0.17)       (0.22)    0.07     0.02    (0.19)         0.50             (0.91)
                               -------      -------  -------  -------  -------       -------           -------
 Total from investment
  operations                      0.11         0.35     0.68     0.65     0.44          0.82             (0.26)
                               -------      -------  -------  -------  -------       -------           -------
 Distributions to
  shareholders from net
  investment income              (0.29)       (0.57)   (0.61)   (0.64)   (0.64)        (0.32)            (0.64)
                               -------      -------  -------  -------  -------       -------           -------
 Net asset value, end of
  period                       $  9.50      $  9.68  $  9.90  $  9.83  $  9.82       $ 10.02           $  9.52
                               -------      -------  -------  -------  -------       -------           -------
 Total return*                    1.11%        3.59%    7.08%    6.77%    4.45%         8.77%            (2.57%)
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)           $19,456      $19,127  $16,848  $17,703  $18,630       $18,898           $19,127
 Ratios to average net
  assets
  Expenses++                      0.82%+       0.82%    0.80%    0.72%    0.79%         0.77%+            0.75%
  Net investment income           5.86%+       5.78%    6.14%    6.37%    6.35%         6.58%+            6.46%
 Portfolio turnover rate            87%          50%      68%      45%      76%           34%               48%

                          Six Months Ended        Year Ended June 30,
                          December 31, 1999 ----------------------------------    Period Ended       Year Ended
                             (Unaudited)     1999     1998     1997     1996    June 30, 1995 (a) December 31, 1994
 CLASS B SHARES
 Net asset value,
  beginning of period          $  9.70      $  9.92  $  9.85  $  9.84  $ 10.04       $  9.54           $ 10.44
                               -------      -------  -------  -------  -------       -------           -------
 Income from investment
  operations
 Net investment income            0.24         0.49     0.52     0.54     0.55          0.28              0.58
 Net realized and
  unrealized gains or
  losses on securities           (0.17)       (0.23)    0.07     0.01    (0.19)         0.50             (0.92)
                               -------      -------  -------  -------  -------       -------           -------
Total from investment
  operations                      0.07         0.26     0.59     0.55     0.36          0.78             (0.34)
                               -------      -------  -------  -------  -------       -------           -------
 Distributions to
  shareholders from net
  investment income              (0.25)       (0.48)   (0.52)   (0.54)   (0.56)        (0.28)            (0.56)
                               -------      -------  -------  -------  -------       -------           -------
 Net asset value, end of
  period                       $  9.52      $  9.70  $  9.92  $  9.85  $  9.84       $ 10.04           $  9.54
                               -------      -------  -------  -------  -------       -------           -------
 Total return*                    0.68%        2.66%    6.11%    5.78%    3.62%         8.31%            (3.33%)
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)           $19,721      $22,553  $22,689  $22,237  $21,006       $17,366           $17,625
 Ratios to average net
  assets
  Expenses++                      1.65%+       1.72%    1.70%    1.62%    1.69%         1.67%+            1.50%
  Net investment income           5.04%+       4.87%    5.23%    5.48%    5.45%         5.68%+            5.75%
 Portfolio turnover rate            87%          50%      68%      45%      76%           34%               48%

(a) For the six months ended June 30, 1995. The Fund changed its fiscal year end from December 31 to June 30, effective June 30, 1995.
*   Excluding applicable sales charges.
+   Annualized.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Short-Intermediate Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                          Six Months Ended      Year Ended June 30,
                          December 31, 1999 ------------------------------    Period Ended        Period Ended
                             (Unaudited)     1999    1998    1997    1996   June 30, 1995 (a) December 31, 1994 (b)
 CLASS C SHARES
 Net asset value,
  beginning of period          $ 9.70       $ 9.92  $ 9.85  $ 9.84  $10.05       $ 9.55              $ 9.85
                               ------       ------  ------  ------  ------       ------              ------
 Income from investment
  operations
 Net investment income           0.25         0.49    0.52    0.54    0.55         0.26                0.18
 Net realized and
  unrealized gains or
  losses on securities          (0.18)       (0.23)   0.07    0.01   (0.20)        0.50               (0.30)
                               ------       ------  ------  ------  ------       ------              ------
 Total from investment
  operations                     0.07         0.26    0.59    0.55    0.35         0.76               (0.12)
                               ------       ------  ------  ------  ------       ------              ------
 Distributions to
  shareholders from net
  investment income             (0.25)       (0.48)  (0.52)  (0.54)  (0.56)       (0.26)              (0.18)
                               ------       ------  ------  ------  ------       ------              ------
 Net asset value, end of
  period                       $ 9.52       $ 9.70  $ 9.92  $ 9.85  $ 9.84       $10.05              $ 9.55
                               ------       ------  ------  ------  ------       ------              ------
 Total return*                   0.68%        2.66%   6.11%   5.77%   3.51%        8.23%              (1.27%)
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)           $1,788       $1,360  $1,143  $1,029  $1,155       $  527              $  512
 Ratios to average net
  assets
 Expenses++                      1.65%+       1.72%   1.70%   1.62%   1.69%        1.67%+              1.65%+
 Net investment income           5.04%+       4.87%   5.25%   5.47%   5.46%        5.69%+              5.87%+
 Portfolio turnover rate           87%          50%     68%     45%     76%          34%                 48%

                          Six Months Ended          Year Ended June 30,
                          December 31, 1999 --------------------------------------    Period Ended       Year Ended
                             (Unaudited)      1999      1998      1997      1996    June 30, 1995 (a) December 31, 1994
 CLASS Y SHARES
 Net asset value,
  beginning of period         $   9.68      $   9.90  $   9.83  $   9.82  $  10.02      $   9.52          $  10.43
                              --------      --------  --------  --------  --------      --------          --------
 Income from investment
  operations
 Net investment income            0.29          0.58      0.62      0.64      0.64          0.33              0.65
 Net realized and
  unrealized gains or
  losses on securities           (0.18)        (0.22)     0.07      0.02     (0.19)         0.49             (0.91)
                              --------      --------  --------  --------  --------      --------          --------
 Total from investment
  operations                      0.11          0.36      0.69      0.66      0.45          0.82             (0.26)
                              --------      --------  --------  --------  --------      --------          --------
 Distributions to
  shareholders from net
  investment income              (0.29)        (0.58)    (0.62)    (0.65)    (0.65)        (0.32)            (0.65)
                              --------      --------  --------  --------  --------      --------          --------
 Net asset value, end of
  period                      $   9.50      $   9.68  $   9.90  $   9.83  $   9.82      $  10.02          $   9.52
                              --------      --------  --------  --------  --------      --------          --------
 Total return                     1.19%         3.69%     7.19%     6.88%     4.63%         8.80%            (2.55%)
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)          $298,382      $335,175  $348,358  $357,706  $352,095      $347,050          $345,025
 Ratios to average net
  assets
 Expenses++                       0.65%+        0.72%     0.70%     0.62%     0.69%         0.67%+            0.65%
 Net investment income            6.04%+        5.88%     6.25%     6.48%     6.45%         6.68%+            6.56%
 Portfolio turnover rate            87%           50%       68%       45%       76%           34%               48%

(a) For the six months ended June 30, 1995. The Fund changed its fiscal year end from December 31 to June 30, effective June 30, 1995.
(b) For the period from September 6, 1994 (commencement of class operations) to December 31, 1994.
*   Excluding applicable sales charges.
+   Annualized.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                      Capital Preservation and Income Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)

 Principal
   Amount                                                               Value

 ADJUSTABLE RATE MORTGAGE SECURITIES - 65.3% (a)
            FHLMC - 20.9%
 $  413,319 (Est. Maturity 2002),
            7.03%, 10/1/2021......................................   $   422,552
    564,838 (Est. Maturity 2003),
            6.70%, 3/1/2021.......................................       570,430
    640,326 (Est. Maturity 2003),
            6.74%, 7/1/2030.......................................       652,633
    722,022 (Est. Maturity 2003),
            6.99%, 11/1/2021......................................       736,011
    719,625 (Est. Maturity 2003),
            7.14%, 9/1/2017.......................................       739,415
  1,461,353 (Est. Maturity 2004),
            6.59%, 6/1/2016.......................................     1,473,234
  1,037,743 (Est. Maturity 2004),
            6.63%, 1/1/2022.......................................     1,066,929
    548,128 (Est. Maturity 2004),
            6.92%, 4/1/2022.......................................       560,806
    788,062 (Est. Maturity 2006),
            6.85%, 3/1/2019.......................................       810,719
     29,622 (Est. Maturity 2010),
            7.30%, 5/1/2019.......................................        29,886
     42,167 (Est. Maturity 2011),
            6.86%, 5/1/2020.......................................        42,648
    318,706 (Est. Maturity 2012),
            7.40%, 4/1/2020.......................................       319,223
                                                                     -----------
                                                                       7,424,486
                                                                     -----------
            FNMA - 43.4%
    126,866 (Est. Maturity 2002),
            6.45%, 1/1/2022.......................................       129,383
    220,075 (Est. Maturity 2002),
            6.793%, 10/1/2016.....................................       221,389
    858,224 (Est. Maturity 2003),
            6.067%, 5/1/2036......................................       853,396
    158,322 (Est. Maturity 2003),
            6.46%, 3/1/2019.......................................       161,018
  1,184,525 (Est. Maturity 2003),
            6.571%, 5/1/2022......................................     1,212,290
    318,922 (Est. Maturity 2003),
            6.625%, 8/1/2015......................................       319,359
    196,949 (Est. Maturity 2003),
            6.648%, 6/1/2019......................................       200,364
    194,344 (Est. Maturity 2003),
            6.758%, 12/1/2022.....................................       197,502
  1,517,710 (Est. Maturity 2003)
            6.84%, 11/1/2017 - 1/1/2031...........................     1,559,611
  1,258,839 (Est. Maturity 2004),
            5.936%, 11/1/2028.....................................     1,212,425
    213,365 (Est. Maturity 2004),
            6.249%, 3/1/2015......................................       215,766
    319,834 (Est. Maturity 2004),
            6.558%, 7/1/2027......................................       326,531
    225,211 (Est. Maturity 2004),
            6.704%, 10/1/2017.....................................       228,659
    286,288 (Est. Maturity 2004),
            6.725%, 7/1/2020......................................       295,189
  2,131,045 (Est. Maturity 2004),
            6.759%, 9/1/2021......................................     2,184,662
     80,984 (Est. Maturity 2004),
            6.853%, 2/1/2017......................................        80,991

 Principal
   Amount                                                              Value

 ADJUSTABLE RATE MORTGAGE SECURITIES - continued
            FNMA - continued
 $  995,698 (Est. Maturity 2004),
            6.902%, 9/1/2018.....................................   $ 1,030,707
  1,463,040 (Est. Maturity 2004),
            6.965%, 8/1/2027.....................................     1,499,616
  1,074,081 (Est. Maturity 2004),
            7.347%, 12/1/2023....................................     1,094,703
    555,559 (Est. Maturity 2005),
            6.726%, 11/1/2018....................................       565,281
    213,022 (Est. Maturity 2005),
            6.875%, 6/1/2018.....................................       217,583
    434,613 (Est. Maturity 2006),
            6.756%, 1/1/2022.....................................       447,651
    139,094 (Est. Maturity 2006),
            7.094%, 7/1/2019.....................................       140,115
    994,482 (Est. Maturity 2011),
            5.795%, 4/1/2038.....................................       988,888
                                                                    -----------
                                                                     15,383,079
                                                                    -----------
            GNMA - 1.0%
    238,227 (Est. Maturity 2003),
            6.125%, 10/20/2027...................................       241,391
    100,737 (Est. Maturity 2005),
            6.375%, 6/20/2022....................................       101,429
                                                                    -----------
                                                                        342,820
                                                                    -----------
            Total Adjustable Rate Mortgage Securities
            (cost $23,418,942)...................................    23,150,385
                                                                    -----------
 ASSET-BACKED SECURITIES - 6.8% (a)
    688,139 Carco Auto Loan Master Trust,
             Ser. 1997-1, Class A,
             (Est. Maturity 2002),
             6.689%, 8/15/2004...................................       689,061
    916,559 CoreStates Home Equity Trust,
             Ser. 1994-1, Class A,
             (Est. Maturity 2003),
             6.65%, 5/15/2009....................................       906,588
    500,000 Delta Funding Home Equity Loan Trust, Ser. 1997-1,
             Class A5,
             (Est. Maturity 2006),
             7.74%, 4/25/2029....................................       499,183
    303,946 Merrill Lynch Mtge. Investors, Inc.,
             Ser. 1992-B, Class B,
             (Est. Maturity 2000),
             8.50%, 4/15/2012....................................       303,374
                                                                    -----------
            Total Asset-Backed Securities
             (cost $2,423,571)...................................     2,398,206
                                                                    -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 6.0% (a)
    548,573 FHLMC
             Ser. 20, Class F,
             (Est. Maturity 2004),
             5.739%, 7/1/2029....................................       535,629
  1,000,000 Mellon Residential Funding Corp., Ser.1999-TBC1,
             Class A3,
             (Est. Maturity 2011),
             6.11%, 1/25/2029....................................       952,746
    649,761 Nomura Depositor Trust,
             Ser. 1998-ST1, Class A1,
             (Est. Maturity 2003),
             5.686%, 1/15/2003...................................       643,280
                                                                    -----------
            Total Collateralized Mortgage Obligations
             (cost $2,199,584)...................................     2,131,655
                                                                    -----------

                                   EVERGREEN
                      Capital Preservation and Income Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)

 Principal
   Amount                                                               Value

 FIXED RATE MORTGAGE SECURITIES - 7.2%
            FHLMC - 2.1%
 $  500,000 6.25%, 7/15/2004......................................   $   489,029
    250,545 10.50%, 4/1/2004 - 10/1/2005..........................       256,543
                                                                     -----------
                                                                         745,572
                                                                     -----------
            FNMA - 1.4%
    124,137 9.50%, 4/15/2005......................................       124,990
    344,791 11.00%, 1/1/2016 - 1/1/2018...........................       373,890
                                                                     -----------
                                                                         498,880
                                                                     -----------
            GNMA - 3.7%
  1,277,892 10.25%, 11/15/2029....................................     1,293,610
                                                                     -----------
            Total Fixed Rate Mortgage Securities
             (cost $2,619,036)....................................     2,538,062
                                                                     -----------
 U.S. TREASURY OBLIGATIONS - 9.0%
            U.S. Treasury Notes:
    600,000 4.50%, 1/31/2001......................................       589,968
    600,000 4.75%, 2/15/2004......................................       565,968
  2,075,000 5.50%, 8/31/2001 - 5/31/2003..........................     2,038,949
                                                                     -----------
            Total U.S. Treasury Obligations
             (cost $3,262,567)....................................     3,194,885
                                                                     -----------

 Principal
   Amount                                                              Value

 REPURCHASE AGREEMENTS - 4.9% (b)
 $1,603,000 Evergreen Joint Repurchase Agreement 3.10%, dated
             12/31/1999,
             maturing 1/03/2000, maturity value $1,603,414 ......   $ 1,603,000
    152,000 State Street Bank & Trust Co.
             3.25%, dated 12/31/1999,
             maturing 1/03/2000, maturity
             value $152,041 .....................................       152,000
                                                                    -----------
            Total Repurchase Agreements
             (cost $1,755,000)...................................     1,755,000
                                                                    -----------

            Total Investments -
             (cost $35,678,700)............................    99.2%  35,168,193
            Other Assets and
             Liabilities - net.............................     0.8      279,899
                                                              -----  -----------
            Net Assets.....................................   100.0% $35,448,092
                                                              =====  ===========

(a) The estimated maturity of collateralized mortgage obligations, an adjust-able rate mortgage security or an asset-backed security is based on current and projected prepayment rates. Changes in interest rates can cause the es-timated maturity to differ from the listed date.
(b) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.

Summary of Abbreviations
FHLMC Federal Home Loan Mortgage Corporation
FNMA  Federal National Mortgage Association
GNMA  Government National Mortgage Association

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Intermediate Term Bond Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)

 Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - 7.3% (a)
 $2,000,000 American Express Credit Account, Ser. 1999-1, Class
             B, (Est. Maturity 2004), 5.85%, 11/15/2006.........   $  1,908,030
  1,000,000 California Infrastructure PG&E, Ser. 1997-1, Class
             A4, (Est. Maturity 2000), 6.16%, 6/25/2003.........        993,915
  2,500,000 Contimortgage Home Equity Loan Trust, Ser. 1998-1,
             Class A6, (Est. Maturity 2003), 6.58%, 12/15/2018..      2,441,613
            CoreStates Home Equity Loan Trust:
    605,964 Ser. 1994-1, Class A, (Est. Maturity 2000),
            6.65%, 5/15/2009....................................        603,095
  1,000,000 Ser. 1996-1, Class A4, (Est. Maturity 2002),
            7.00%, 6/15/2012....................................        997,405
  1,000,000 Southern Pacific Secd. Assets Corp., Ser. 1996-3,
             Class A4, (Est. Maturity 2002), 7.60%, 10/25/2027..      1,004,865
  3,000,000 WFS Financial Owner Trust, Ser. 1997-C,
             (Est. Maturity 2001), 6.30%, 3/20/2005.............      2,967,187
                                                                   ------------
            Total Asset-Backed Securities (cost $11,140,740)....     10,916,110
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 7.3% (a)
    500,000 Chase Comml. Mtge. Securities Corp., Ser. 1999-2,
             Class B, (Est. Maturity 2009),
             7.34%, 11/15/2009..................................        487,500
    680,845 Criimi Mae Finl. Corp., Ser. 1, Class A, (Est.
             Maturity 2004), 7.00%, 1/1/2033....................        628,931
            DLJ Commercial Mtge. Corp.:
  2,000,000 Ser. 1999-CG1, Class A3, (Est. Maturity 2009),
            6.77%, 2/10/2009....................................      1,860,330
  1,000,000 Ser. 1999-CG1, Class B1, (Est. Maturity 2009),
            7.27%, 2/10/2009....................................        928,335
  1,000,000 FNMA, Ser. 1993-248, Class SA, (Est. Maturity 2004),
             3.57%, 8/25/2023 (d)(g)............................        830,000
            Morgan Stanley Capital I, Inc.:
    700,000 Ser. 1997-C1, Class B, (Est. Maturity 2007),
            7.69%, 1/15/2007....................................        697,742
    650,000 Ser. 1998-HF2, Class B,
            (Est. Maturity 2008),
            6.92%, 11/15/2030...................................        625,323
    700,000 Ser. 1999-LIFE, Class A2,
            (Est. Maturity 2009),
            7.11%, 7/15/2009....................................        681,629
    750,000 PNC Mtge. Acceptance Corp.,
             Ser. 1999-CM1, Class B1,
             (Est. Maturity 2009),
             8.16%, 11/10/2009..................................        724,251

 Principal
   Amount                                                             Value

 COLLATERALIZED MORTGAGE OBLIGATIONS - continued
            PNC Mtge. Securities Corp.:
 $  386,787 Ser. 1997-4, Class 2PP1, (Est. Maturity 2000),
            7.50%, 7/25/2027....................................   $    385,725
    655,807 Ser. 1999-5, Class CB3, (Est. Maturity 2010),
            6.89%, 7/25/2029....................................        588,997
    698,043 Ser. 1999-8, Class CB3, (Est. Maturity 2013),
            7.35%, 9/25/2029....................................        646,344
  1,164,520 Residential Funding Mtge. Securities I, Inc., Ser.
             1999-S2, Class M1, (Est. Maturity 2011),
             6.50%, 1/25/2029...................................      1,038,769
            Resolution Trust Corp.:
    379,887 Ser. 1992-3, Class A2, (Est. Maturity 2000),
            6.51%, 9/25/2019....................................        378,727
    437,664 Ser. 1992-3, Class A3, (Est. Maturity 2001),
            6.70%, 5/21/2021....................................        436,318
     12,322 Ser. 1995-1, Class A2C, (Est. Maturity 2000),
            7.50%, 10/25/2028...................................         12,322
                                                                   ------------
            Total Collateralized Mortgage Obligations (cost
             $11,249,978).......................................     10,951,243
                                                                   ------------
 CORPORATE BONDS - 47.4%
            Advertising & Related Services - 0.3%
    250,000 Lamar Media Corp., Sr. Sub. Notes,
             9.625%, 12/1/2006..................................        256,250
    250,000 Outdoor Systems, Inc., Sr. Sub. Notes,
             8.875%, 6/15/2007..................................        256,875
                                                                   ------------
                                                                        513,125
                                                                   ------------
            Aerospace & Defense - 1.3%
  1,000,000 Lockheed Martin Corp., Notes,
             7.95%, 12/1/2005...................................        993,709
  1,000,000 Raytheon Co., Sr. Notes,
             6.15%, 11/1/2008...................................        889,707
                                                                   ------------
                                                                      1,883,416
                                                                   ------------
            Automotive Equipment & Manufacturing - 0.6%
    200,000 Eagle Picher Inds., Inc., Sr. Sub. Notes,
             9.375%, 3/1/2008...................................        175,000
    250,000 Federal Mogul Corp., Sr. Sub. Notes,
             7.50%, 1/15/2009...................................        223,040
    250,000 Hayes Wheels Int'l., Inc.,
             Sr. Sub. Notes, Ser. B,
             9.125%, 7/15/2007..................................        245,625
    250,000 Mark IV Inds., Inc., Sr. Sub. Notes,
             7.50%, 9/1/2007....................................        226,243
                                                                   ------------
                                                                        869,908
                                                                   ------------
            Banks - 7.5%
  1,000,000 Amsouth Bancorp., Sub. Deb., 6.75%, 11/1/2025.......        961,317
  2,500,000 Bank One Texas, N.A., Sub. Notes, 6.25%, 2/15/2008
             (f)................................................      2,316,512

                                   EVERGREEN
                          Intermediate Term Bond Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)

 Principal
   Amount                                                         Value

 CORPORATE BONDS - continued
            Banks - continued
 $1,250,000 Chase Manhattan Corp., Sub. Notes, 9.375%,
             7/1/2001.......................................   $  1,292,909
    800,000 Harris BankCorp., Sub. Notes, 9.375%, 6/1/2001..        825,389
  2,000,000 Mellon Finl. Co., Sr. Notes, 5.75%, 11/15/2003..      1,901,576
  2,000,000 NationsBank Corp., Sub. Notes,
             8.125%, 6/15/2002..............................      2,047,372
  2,000,000 Suntrust Banks, Inc., Sr. Deb.,
             6.00%, 1/15/2028...............................      1,813,480
                                                               ------------
                                                                 11,158,555
                                                               ------------
            Building, Construction & Furnishings - 0.9%
    250,000 American Standard, Inc., Sr. Notes, 7.375%,
             2/1/2008.......................................        230,625
    450,000 MDC Holdings, Inc., Sr. Notes,
             8.375%, 2/1/2008...............................        416,250
    250,000 Nortek, Inc., Sr. Notes, Ser. B,
             8.875%, 8/1/2008...............................        238,750
    500,000 Standard Pacific Corp., Sr. Notes,
             8.50%, 4/1/2009................................        475,000
                                                               ------------
                                                                  1,360,625
                                                               ------------
            Cable/Other Video Distribution - 0.3%
    250,000 Adelphia Communications Corp., Sr. Notes, Ser.
             B,
             9.875%, 3/1/2007...............................        255,000
    250,000 Charter Communications Holdings LLC, Sr. Notes,
             8.625%, 4/1/2009...............................        232,187
                                                               ------------
                                                                    487,187
                                                               ------------
            Chemical & Agricultural Products - 2.6%
  1,164,000 Dow Chemical Co., Deb., 8.625%, 4/1/2006........      1,228,843
    250,000 Huntsman ICI Chemicals, Inc., Sr. Sub. Notes,
             10.125%, 7/1/2009 (b)..........................        260,000
    400,000 Lyondell Chemical Co., Sr. Sub. Notes, 10.875%,
             5/1/2009.......................................        414,000
  1,700,000 Rohm & Haas Co., Sr. Notes, 7.40%, 7/15/2009
             (f)............................................      1,690,029
    250,000 Scotts Co., Sr. Sub. Notes, 8.625%, 1/15/2009
             (b)............................................        243,750
                                                               ------------
                                                                  3,836,622
                                                               ------------
            Communication Systems & Services - 2.5%
  2,600,000 Bell Telephone Co. of PA, Deb.,
             8.35%, 12/15/2030..............................      2,760,745
  1,000,000 LCI Int'l., Inc., Sr. Notes, 7.25%, 6/15/2007...        961,007
                                                               ------------
                                                                  3,721,752
                                                               ------------
            Consumer Products & Services - 0.2%
    250,000 Playtex Family Products Corp., Sr. Sub. Notes,
             9.00%, 12/15/2003 (f)..........................        248,750
                                                               ------------
            Environmental Services - 1.1%
    675,138 Oslo Seismic Services, Inc., 1st. Mtge. Notes,
             8.28%, 6/1/2011................................        672,480

 Principal
   Amount                                                           Value

 CORPORATE BONDS - continued
            Environmental Services - continued
 $1,000,000 Republic Services, Inc., Notes,
             6.625%, 5/15/2004................................   $    932,838
                                                                 ------------
                                                                    1,605,318
                                                                 ------------
            Finance & Insurance - 4.0%
  2,250,000 Donaldson Lufkin & Jenrette, Sr. Notes,
             5.875%, 4/1/2002.................................      2,185,191
            Ford Motor Credit Co.:
    950,000 Notes,
            7.375%, 10/28/2009................................        939,761
  1,000,000 Sr. Notes,
            5.75%, 2/23/2004..................................        948,206
  2,000,000 Prudential Insurance Corp., Notes, 7.125%,
             7/1/2007 (b).....................................      1,914,576
                                                                 ------------
                                                                    5,987,734
                                                                 ------------
            Food & Beverage Products - 1.2%
    250,000 Aurora Foods, Inc., Sr. Sub. Notes, Ser. B,
             9.875%, 2/15/2007................................        254,688
  1,164,000 General Mills, Inc., MTN, Ser. B,
             9.00%, 12/20/2002................................      1,225,864
    250,000 Sun World International, Inc., 1st. Mtge. Notes,
             Series B,
             11.25%, 4/15/2004................................        256,250
                                                                 ------------
                                                                    1,736,802
                                                                 ------------
            Forest Products - 0.6%
  1,000,000 Westvaco Corp., Notes, 7.10%, 11/15/2009..........        960,211
                                                                 ------------
            Gaming - 1.5%
    250,000 Boyd Gaming Corp., Sr. Sub. Notes, 9.50%,
             7/15/2007........................................        248,750
    500,000 Hollywood Park, Inc., Sr. Sub. Notes, Ser. B,
             9.25%, 2/15/2007.................................        498,125
    250,000 Horseshoe Gaming Holdings, Sr. Notes,
             8.625%, 5/15/2009................................        240,000
    250,000 Isle of Capri Casinos, Inc., Sr. Sub. Notes,
             8.75%, 4/15/2009.................................        231,250
    250,000 Mohegan Tribal Gaming Auth., Sr. Notes,
             8.125%, 1/1/2006.................................        243,750
            Station Casinos, Inc., Sr. Sub. Notes:
    250,000 8.875%, 12/1/2008.................................        239,375
    500,000 9.75%, 4/15/2007..................................        505,000
                                                                 ------------
                                                                    2,206,250
                                                                 ------------
            Healthcare Products & Services - 0.8%
  1,164,000 Baxter Int'l., Inc., Notes, 7.25%, 2/15/2008......      1,140,384
                                                                 ------------
            Information Services & Technology - 0.6%
  1,000,000 IBM Corp., MTN,
             5.50%, 1/15/2009.................................        887,323
                                                                 ------------
            Iron & Steel - 1.0%
    250,000 AK Steel Corp., Sr. Notes, 7.875%, 2/15/2009......        237,500

                                   EVERGREEN
                          Intermediate Term Bond Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)

 Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
            Iron & Steel - continued
 $  250,000 National Steel Corp., 1st. Mtge. Notes, Ser. D,
             9.875%, 3/1/2009...................................   $    258,750
    750,000 Wheeling Pittsburg Corp., Sr. Notes,
             9.375%, 11/15/2003.................................        786,301
    250,000 WHX Corp., Sr. Notes, 10.50%, 4/15/2005.............        245,625
                                                                   ------------
                                                                      1,528,176
                                                                   ------------
            Lease Rental Obligations - 0.3%
    250,000 Budget Group, Inc., Sr. Notes,
             9.125%, 4/1/2006 (f)...............................        233,750
    250,000 United Rentals, Inc., Sr. Sub. Notes, Ser. B,
             9.25%, 1/15/2009...................................        241,250
                                                                   ------------
                                                                        475,000
                                                                   ------------
            Leisure & Tourism - 0.4%
            HMH Properties, Inc.:
    250,000 Sr. Notes, Ser. B, 7.875%, 8/1/2008.................        224,062
    250,000 Sr. Notes, Ser. C, 8.45%, 12/1/2008.................        232,500
    150,000 Outboard Marine Corp., Ser. B, 10.75%, 6/1/2008.....        114,750
                                                                   ------------
                                                                        571,312
                                                                   ------------
            Manufacturing - Distributing - 0.2%
    250,000 Holley Performance Products, Inc., Sr. Notes,
             12.25%, 9/15/2007 (b)..............................        240,000
     75,000 Owens Illinois, Inc., Sr. Notes, 7.35%, 5/15/2008...         67,785
                                                                   ------------
                                                                        307,785
                                                                   ------------
            Natural Gas - 1.0%
  1,500,000 Williams Gas Pipelines Co., Sr. Notes,
             7.375%, 11/15/2006 (b).............................      1,464,765
                                                                   ------------
            Oil/Energy - 2.2%
    250,000 Calpine Corp., Sr. Notes, 7.75%, 4/15/2009..........        237,500
    250,000 Cross Timbers Oil Co.,
             Sr. Sub. Notes, Ser. B,
             8.75%, 11/1/2009 (f)...............................        240,000
    250,000 Giant Industries, Inc., Sr. Sub. Notes, 9.00%,
             9/1/2007...........................................        225,000
    400,000 Nationsrent, Inc., Sr. Sub. Notes, 10.375%,
             12/15/2008.........................................        396,000
    250,000 Nuevo Energy Co., Sr. Sub. Notes, 9.50%, 6/1/2008
             (b)................................................        249,375
    250,000 Ocean Energy, Inc., Sr. Sub. Notes, Ser. B,
             8.375%, 7/1/2008...................................        241,250
    250,000 P&L Coal Holdings Corp., Sr. Sub. Notes, Ser. B,
             9.625%, 5/15/2008..................................        247,500
    250,000 Triton Energy Ltd., Sr. Notes, 8.75%, 4/15/2002.....        251,875

 Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
            Oil/Energy - continued
 $1,000,000 Union Pacific Resources
             Group, Inc., Notes,
             7.30%, 4/15/2009...................................   $    957,607
    250,000 Western Gas Resources, Inc., Sr. Sub. Notes,
             10.00%, 6/15/2009..................................        257,500
                                                                   ------------
                                                                      3,303,607
                                                                   ------------
            Paper & Packaging - 0.2%
    250,000 Packaging Corp. of America, Sr. Sub. Notes,
             9.625%, 4/1/2009...................................        256,563
                                                                   ------------
            Printing, Publishing, Broadcasting & Entertainment -
              1.9%
    250,000 Ackerley Group, Inc.,
             Sr. Sub. Notes, Ser. B,
             9.00%, 1/15/2009...................................        245,000
    250,000 American Lawyer Media, Inc.,
             Sr. Sub. Notes, Ser. B,
             9.75%, 12/15/2007..................................        243,750
    250,000 Echostar DBS Corp., Sr. Notes, 9.375%, 2/1/2009.....        252,500
    250,000 Hollinger Int'l. Publishing, Inc.,
             Sr. Sub. Notes,
             9.25%, 2/1/2006....................................        248,750
    400,000 K III Communications Corp.,
             Sr. Sub. Notes, Ser. B,
             8.50%, 2/1/2006....................................        396,000
    200,000 Sinclair Broadcast Group, Inc.,
             Sr. Sub. Notes,
             10.00%, 9/30/2005..................................        199,000
  1,000,000 Time Warner, Inc., Notes, 9.625%, 5/1/2002..........      1,053,163
    250,000 TV Guide, Inc., Sr. Sub. Notes, 8.125%, 3/1/2009....        250,625
                                                                   ------------
                                                                      2,888,788
                                                                   ------------
            Real Estate - 0.5%
    850,000 EOP Operating, Ltd., Sr. Notes, 6.375%, 2/15/2003...        819,332
                                                                   ------------
            Retailing & Wholesale - 3.0%
    250,000 Ames Department Stores, Inc., Sr. Notes,
             10.00%, 4/15/2006..................................        246,250
  3,000,000 CVS Corp., Notes, 5.50%, 2/15/2004 (b)..............      2,799,324
    250,000 Jo Ann Stores, Inc., Sr. Sub. Notes, 10.375%,
             5/1/2007...........................................        237,500
    250,000 Michaels Stores, Inc., Sr. Notes, 10.875%,
             6/15/2006..........................................        266,250
  1,000,000 Safeway, Inc., Sr. Notes, 7.50%, 9/15/2009 (f)......        989,172
                                                                   ------------
                                                                      4,538,496
                                                                   ------------
            Telecommunication Services & Equipment - 4.9%
    250,000 Bresnan Communications Group, Sr. Notes, Ser. B,
             8.00%, 2/1/2009....................................        252,812

                                   EVERGREEN
                          Intermediate Term Bond Fund
                       Schedule of Investments(continued)
                         December 31, 1999 (Unaudited)

 Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
            Telecommunication Services & Equipment - continued
 $  250,000 Global Crossing Holdings Ltd., Sr. Notes, 9.125%,
             11/15/2006.........................................   $    248,438
  1,800,000 GTE Corp., Deb.,
             6.36%, 4/15/2006...................................      1,708,245
    250,000 Hyperion Telecommunications, Inc., Sr. Secd. Notes,
             Ser. B, 12.25%, 9/1/2004...........................        270,625
    350,000 Intermedia Communications, Inc., Sr. Disc. Notes,
             Step Bond, Ser. B, (Eff. Yield 11.08%) (c),
             0.00%, 7/15/2007...................................        260,750
    500,000 Jordan Telecommunication Products, Sr. Notes, Ser.
             B,
             9.875%, 8/1/2007...................................        540,000
  1,000,000 Lucent Technologies, Inc., Notes, 5.50%, 11/15/2008
             (f)................................................        890,170
  1,000,000 MCI Worldcom, Inc., Notes, 6.125%, 4/15/2002........        976,833
    500,000 McLeod USA, Inc., Sr. Disc. Notes, Step Bond, (Eff.
             Yield 10.30%) (c), 0.00%, 3/1/2007.................        412,500
    250,000 Metromedia Fiber Network, Inc., Sr. Notes, Ser. B,
             10.00%, 11/15/2008.................................        256,875
    250,000 Nextel Communications, Inc., Sr. Disc. Notes,
             9.75%, 8/15/2004...................................        258,750
    250,000 Nextlink Communications, Inc., Sr. Notes,
             12.50%, 4/15/2006..................................        270,625
            Price Communications Wireless, Inc.:
    250,000 Sr. Notes, Ser. B, 9.125%, 12/15/2006...............        254,375
    250,000 Sr. Sub. Notes,
            11.75%, 7/15/2007...................................        273,750
    250,000 Voicestream Wire Co., Sr. Notes, 10.375%, 11/15/2009
             (b)................................................        258,750
    250,000 Williams Communications Group, Inc., Sr. Notes,
             10.875%, 10/1/2009.................................        262,500
                                                                   ------------
                                                                      7,395,998
                                                                   ------------
            Textile & Apparel - 0.3%
    250,000 Polymer Group, Inc.,
             Sr. Sub. Notes, Ser. B, 9.00%, 7/1/2007............        243,750
    250,000 Westpoint Stevens, Inc., Sr. Notes, 7.875%,
             6/15/2005..........................................        230,000
                                                                   ------------
                                                                        473,750
                                                                   ------------
            Transportation - 1.7%
    780,000 Burlington Northern Santa Fe Corp., Notes,
             6.125%, 3/15/2009 (f)..............................        704,275
  1,000,000 Continental Airlines, Inc., Passthru Certificates,
             Ser. 1999-1, Class B,
             6.795%, 2/2/2020...................................        915,365
  1,000,000 Union Pacific Corp., Notes, 7.375%, 9/15/2009 (f)...        976,924
                                                                   ------------
                                                                      2,596,564
                                                                   ------------

 Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
            Utilities - 3.8%
 $  250,000 AES Corp., Sr. Sub. Notes, 8.50%, 11/1/2007.........   $    235,000
  3,000,000 Commonwealth Edison Co.,
             1st. Mtge. Notes,
             8.00%, 5/15/2008...................................      3,069,483
    600,000 El Paso Energy Corp., Sr. Notes, 6.75%, 5/15/2009...        561,562
  1,500,000 LSP Energy LP, Sr. Secd. Notes, 7.164%, 6/30/2013
             (b)................................................      1,403,048
    500,000 National Rural Util. Corp., Collateral Trust, 5.00%,
             10/1/2002..........................................        477,887
                                                                   ------------
                                                                      5,746,980
                                                                   ------------
            Total Corporate Bonds (cost $74,195,449)............     70,971,078
                                                                   ------------
 FOREIGN BONDS (NON U.S. DOLLARS) - 3.7%
            Banks - 1.7%
 10,604,000 Nykredit,
        DKK 6.00%, 10/1/2029....................................      1,335,384
  9,429,000 Realkredit Danmark,
        DKK 6.00%, 10/1/2029....................................      1,187,797
                                                                   ------------
                                                                      2,523,181
                                                                   ------------
            Government - 2.0%
 20,470,000 Kingdom of Denmark,
        DKK 8.00%, 5/15/2003....................................      3,008,624
                                                                   ------------
            Total Foreign Bonds (Non U.S. Dollars) (cost
             $6,081,222)........................................      5,531,805
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 8.1%
            FNMA:
 $9,050,962 6.50%, 10/1/2028-5/1/2029...........................      8,548,502
  3,308,490 7.00%, 7/1/2028-8/1/2029............................      3,206,610
    418,680 8.00%, 11/1/2029....................................        422,343
                                                                   ------------
            Total Mortgage-Backed Securities
             (cost $12,710,288).................................     12,177,455
                                                                   ------------
 U. S. TREASURY OBLIGATIONS - 14.7%
  7,420,000 U.S. Treasury Notes,
             6.00%, 8/15/2004-8/15/2009.........................      7,275,135
 27,475,000 U.S. Treasury STRIPs, (Eff. Yield 6.30%) (c)
             0.00%, 5/15/2009...................................     14,701,158
                                                                   ------------
            Total U. S. Treasury Obligations
             (cost $22,827,201).................................     21,976,293
                                                                   ------------
 YANKEE OBLIGATIONS - 9.3%
            Banks - 1.6%
    675,000 Bayerische Landesbank Girozen, New York, Sr. Notes,
             Ser. D, 6.20%, 2/9/2006............................        633,007
  1,000,000 Svenska Handelsbanken, Sr. Sub. Notes, 8.35%,
             7/15/2004..........................................      1,038,589
    700,000 Westpac Banking Corp., Sub. Deb., 9.125%,
             8/15/2001..........................................        720,217
                                                                   ------------
                                                                      2,391,813
                                                                   ------------

                                   EVERGREEN
                          Intermediate Term Bond Fund
                       Schedule of Investments(continued)
                         December 31, 1999 (Unaudited)

 Principal
   Amount                                                           Value

 YANKEE OBLIGATIONS - continued
            Cable/Other Video Distribution - 0.3%
 $  250,000 Imax Corp., Sr. Notes,
             7.875%, 12/1/2005................................   $    237,500
    125,000 Telewest Communications PLC, Sr. Deb.,
             9.625%, 10/1/2006................................        126,875
                                                                 ------------
                                                                      364,375
                                                                 ------------
            Forest Products - 0.2%
    250,000 Tembec Inds., Inc.,
             8.625%, 6/30/2009................................        250,625
                                                                 ------------
            Government - 1.3%
  2,000,000 Manitoba Province, Canada,
             Deb., Ser. CQ,
             8.00%, 4/15/2002.................................      2,004,980
                                                                 ------------
            Metals & Mining - 0.1%
    250,000 Bulong Operation Property Ltd.,
             Sr. Notes,
             12.50%, 12/15/2008...............................        205,000
                                                                 ------------
            Oil/Energy - 2.1%
    250,000 Gulf Canada Resources Ltd., Sr. Notes, 8.35%,
             8/1/2006.........................................        246,875
  1,000,000 Petroleum GEO Svcs., Notes, 7.50%, 3/31/2007......        977,553
  2,000,000 YPF Sociedad Anonima, Sr. Notes, 7.25%,
             3/15/2003........................................      1,943,390
                                                                 ------------
                                                                    3,167,818
                                                                 ------------
            Paper & Packaging - 0.4%
    250,000 Domtar, Inc., Notes,
             8.75%, 8/1/2006..................................        256,250
    250,000 Norampac, Inc., Sr. Notes, 9.50%, 2/1/2008........        255,625
                                                                 ------------
                                                                      511,875
                                                                 ------------
            Telecommunication Services & Equipment - 1.2%
  2,000,000 Nippon Telegraph and Telephone Corp., Notes,
             6.00%, 3/25/2008.................................      1,849,030
                                                                 ------------

 Principal
   Amount                                                             Value

 YANKEE OBLIGATIONS - continued
            Utilities - 2.1%
 $1,500,000 TXU Eastern Funding Co., 6.75%, 5/15/2009...........   $  1,375,105
  2,000,000 Yorkshire Power Fin. Ltd.,
             Sr. Notes, Ser. B,
             6.50%, 2/25/2008...................................      1,799,118
                                                                   ------------
                                                                      3,174,223
                                                                   ------------
            Total Yankee Obligations (cost $14,532,998).........     13,919,739
                                                                   ------------
   Shares                                                             Value

 MUTUAL FUND SHARES - 3.6%
  5,441,200 Navigator Prime Portfolio (cost $5,441,200) (h).....      5,441,200
                                                                   ------------
 Principal
   Amount                                                             Value

 REPURCHASE AGREEMENTS - 1.0% (e)
 $1,408,000 Evergreen Joint Repurchase Agreement, 3.10%, dated
             12/31/1999, maturing 1/3/2000, maturity value
             $1,408,364 ........................................      1,408,000
    130,000 State Street Repurchase Agreement, 3.25%, dated
             12/31/1999, maturing 1/3/2000, maturity
             value $130,035.....................................        130,000
                                                                   ------------
            Total Repurchase Agreements (cost $1,538,000).......      1,538,000
                                                                   ------------

            Total Investments -  (cost $159,717,076).....   102.4%  153,422,923
            Other Assets and Liabilities - net...........    (2.4)   (3,621,670)
                                                            -----  ------------
            Net Assets...................................   100.0% $149,801,253
                                                            =====  ============

                                   EVERGREEN
                          Intermediate Term Bond Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)

(a) The estimated maturity of collaterized mortgage obligations or an asset-backed security is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed dates.
(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(c) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(d) Inverse floater, resets monthly.
(e) The repurchase agreements are fully collaterized by U.S. Government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
(f) All or a portion of this security is currently on loan. (See Note 6)
(g) No market quotation available. Valued at fair value as determined in good faith under procedures established by the Fund's Board of Trustees.
(h) Represents investment of cash collateral received for securities on loan. (See Note 6)

Summary of Abbreviations
DKK    Danish Krone
FNMA   Federal National Mortgage Association
MTN    Medium Term Note
STRIPs Separately Traded Registered Interest and Principal Securities

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward Foreign Currency Exchange Contracts to Sell:

                                    U.S. $ Value at
  Exchange        Contracts to       December 31,   In Exchange Unrealized
    Date            Deliver              1999       for U.S. $     Gain
  ------------------------------------------------------------------------
  1/20/2000  5,500,000 Euro Dollars   $5,548,578    $6,011,995   $463,417

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Short Intermediate Bond Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)

  Principal
   Amount                                                               Value

 ASSET-BACKED SECURITIES - 20.1% (c)
 $ 2,002,180 Advanta Home Equity Loan Trust,
              Ser. 1992-4, Class A1,
              (Est. Maturity 2001),
              7.20%, 11/25/2008...................................   $  1,994,722
   3,700,000 American Express Credit Account Master Trust,
              Ser. 1999-2, Class A,
              (Est. Maturity 2004),
              5.95%, 12/15/2006...................................      3,563,710
             Amresco Residential Securities Mtge. Loan Trust:
     405,452 Ser. 1998-2, Class A1,
             (Est. Maturity 2000),
             6.50%, 12/25/2015....................................        403,909
   3,450,000 Ser. 1998-2, Class A2,
             (Est. Maturity 2001),
             6.245%, 4/25/2022....................................      3,423,349
      46,080 Associates Manufactured Housing, Ser. 1997-1, Class
              A3,
              (Est. Maturity 2000),
              6.60%, 6/15/2028....................................         46,112
   4,000,000 BankBoston Home Equity Loan Trust, Ser. 1998-2, Class
              A3,
              (Est. Maturity 2002),
              6.01%, 6/25/2013....................................      3,910,700
   2,200,000 Capital Auto Receivables Asset,
              Ser. 1999-2, Class A4,
              (Est. Maturity 2002),
              6.30%, 5/15/2004....................................      2,183,973
   1,463,532 Contimortgage Home Equity Loan Trust,
              Ser. 1996-1, Class A5,
              (Est. Maturity 2000),
              6.15%, 3/15/2011....................................      1,458,344
   3,750,000 Discover Card Master Trust I,
              Ser. 1998-7, Class A,
              (Est. Maturity 2004),
              5.60%, 5/16/2006....................................      3,574,219
   5,495,999 Empire Funding Home Loan Owner Trust,
              Ser. 1998-1, Class A4,
              (Est. Maturity 2002),
              6.64%, 12/25/2012...................................      5,393,966
   3,851,250 EQCC Home Equity Loan Trust,
              Ser. 1998-2, Class A6F,
              (Est. Maturity 2003),
              6.159%, 4/15/2008...................................      3,720,558
   2,700,000 First USA Credit Card Master Trust, Ser. 1998-9,
              Class A,
              (Est. Maturity 2004),
              5.28%, 9/18/2006....................................      2,545,385
   2,956,775 Fleetwood Credit Corp. Grantor Trust, Ser. 1993-B,
              Class A,
              (Est. Maturity 2000),
              4.95%, 8/15/2008....................................      2,870,718
   2,800,000 Ford Credit Auto Owner Trust,
              Ser. 1999-C, Class A4,
              (Est. Maturity 2002),
              6.08%, 9/16/2002....................................      2,776,354
   2,880,000 Franklin Auto Trust,
              Ser. 1999-1, Class A2,
              (Est. Maturity 2002),
              6.05%, 12/15/2006...................................      2,828,606

  Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - continued
 $ 2,660,000 HFC Home Equity Loan Trust,
              Ser. 1999-1, Class A2,
              (Est. Maturity 2002),
              6.95%, 10/20/2023.................................   $  2,660,000
             Key Auto Finance Trust:
   3,275,000 Ser. 1999-1, Class A3,
             (Est. Maturity 2001),
             5.63%, 7/15/2003...................................      3,232,474
   4,000,000 Ser. 1999-1, Class A4,
             (Est. Maturity 2003),
             5.83%, 1/15/2007...................................      3,904,100
   4,745,228 Life Fin'l. Home Loan Owner Trust, Ser. 1997-3,
              Class A2,
              (Est. Maturity 2001),
              6.79%, 10/25/2011.................................      4,720,434
   2,106,869 Prudential Securities Secd. Financing Corp.,
              Ser. 1994-4, Class A1,
              (Est. Maturity 2003),
              8.12%, 2/15/2025..................................      2,149,164
   2,500,000 Southern Pacific Secd. Assets Corp., Ser. 1998-1,
              Class A6,
              (Est. Maturity 2006),
              7.08%, 3/25/2028..................................      2,387,913
             Western Fin'l. Grantor Trust:
     260,646 Ser. 1995-4, Class A2,
             (Est. Maturity 2000),
             6.20%, 2/1/2002....................................        260,819
     676,277 Ser. 1995-5, Class A2,
             (Est. Maturity 2000),
             5.875%, 3/1/2002...................................        675,773
             WFS Financial Owner Trust:
   4,500,000 Ser. 1997-D, Class A4,
             (Est. Maturity 2001),
             6.25%, 3/20/2003...................................      4,490,212
   2,250,000 Ser. 1999-C, Class A2,
             (Est. Maturity 2002),
             6.92%, 1/20/2004...................................      2,243,756
     718,965 Xerox Rental Equipment Trust,
              Ser. 1996-A,
              (Est. Maturity 2001),
              6.20%, 12/26/2005 (a).............................        717,393
                                                                   ------------
             Total Asset-Backed Securities (cost $68,554,613)...     68,136,663
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 7.0% (c)
   3,250,000 Blackrock Capital Fin., LP,
              Ser. 1997-C1, Class D,
              (Est. Maturity 2002),
              7.15%, 10/25/2026.................................      3,192,150
   2,525,281 Carco Auto Loan Master Trust,
              Ser. 1997-1, Class A,
              (Est. Maturity 2002),
              6.689%, 8/15/2004.................................      2,524,309
     267,851 CMC Securities Corp.,
              Ser. 1993-D, Class D3,
              (Est. Maturity 2000),
              10.00%, 7/25/2023.................................        270,004
             FHLMC:
     955,377 Ser. 1546, Class D,
             (Est. Maturity 2000),
             5.75%, 10/15/2016..................................        953,204

                                   EVERGREEN
                          Short-Intermediate Bond Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)

  Principal
   Amount                                                             Value

 COLLATERALIZED MORTGAGE OBLIGATIONS - continued
             FHLMC - continued
 $ 1,629,571 Ser. 1991, Class PA,
             (Est. Maturity 2000),
             6.00%, 3/15/2014...................................   $  1,625,554
   3,000,000 FNMA, REMIC,
              Ser. 1998-W8, Class A4,
              (Est. Maturity 2000),
              6.02%, 9/25/2028..................................      2,845,665
   2,207,112 Iroquois Trust,
              Indexed Amortization Note,
              Ser. 1997-3, Class A,
              (Est. Maturity 2001),
              6.68%, 11/10/2003 (a).............................      2,200,877
   3,322,312 Prudential Home Mtge. Securities, Ser. 1993-39,
              Class A8,
              (Est. Maturity 2002),
              6.50%, 10/25/2008.................................      3,271,763
   3,647,712 Prudential Securities Secd.
              Financing Corp.,
              Ser. 1998-C1, Class A1,
              (Est. Maturity 2002),
              6.105%, 11/15/2002................................      3,591,300
   2,345,172 RMF Commercial Mtge.,
              Ser. 1997-1, Class A,
              (Est. Maturity 2001),
              6.38%, 1/15/2019 (a)..............................      2,334,935
     814,666 Saxon Mtge. Securities Corp.,
              Ser. 1993-8A, Class 1A2,
              (Est. Maturity 2000),
              7.375%, 9/25/2023.................................        813,928
                                                                   ------------
             Total Collateralized Mortgage Obligations
              (cost $23,833,038)................................     23,623,689
                                                                   ------------
 CORPORATE BONDS - 26.5%
             Airlines - 1.3%
   4,900,093 US Airways, Inc.,
              Ser. 1998-1, Class B,
              7.35%, 1/30/2018..................................      4,598,615
                                                                   ------------
             Banks - 3.0%
   2,000,000 Bank One First Chicago NBD Corp., MTN, Ser. E,
              9.20%, 12/17/2001.................................      2,082,446
   3,000,000 BB&T Corp., Sub. Notes,
              6.375%, 6/30/2005.................................      2,823,375
   5,000,000 First Security Corp., MTN,
              6.40%, 2/10/2003..................................      4,869,805
     500,000 Security Pacific Corp., Notes,
              10.45%, 5/8/2001..................................        520,472
                                                                   ------------
                                                                     10,296,098
                                                                   ------------
             Electrical Equipment &
              Services - 1.2%
   4,000,000 FPL Group Capital, Inc., Debs., 7.375%, 6/1/2009...      3,935,496
                                                                   ------------
             Finance & Insurance - 9.8%
   2,000,000 American Express Credit Corp.,
              Step Bond (Eff. Yield 6.72%), (b)
              6.25%, 8/10/2000 .................................      1,956,518
   3,000,000 Associated P&C Holdings, Inc.,
              Gtd. Sr. Notes,
              6.75%, 7/15/2003 (a)..............................      2,864,895

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Finance & Insurance - continued
 $ 4,000,000 Associates Corp., N.A.,
              Sr. Notes,
              5.75%, 11/1/2003..................................   $  3,811,696
   3,000,000 Bear Stearns Co., Inc.,
              Sr. Notes,
              7.625%, 4/15/2000.................................      3,010,032
   1,500,000 Duke Capital Corp.,
              Sr. Notes, Ser. A,
              6.25%, 7/15/2005..................................      1,420,904
   4,000,000 ERAC USA Finance Co., Notes,
              7.95%, 12/15/2009 (a).............................      3,970,208
   4,000,000 Ford Motor Credit Co., Notes, 7.375%, 10/28/2009...      3,956,888
   4,000,000 Heller Financial, Inc., Notes,
              7.375%, 11/1/2009 (a).............................      3,895,456
   1,000,000 Horace Mann Educators Corp.,
              Sr. Notes,
              6.625%, 1/15/2006.................................        935,188
   2,500,000 Household Finance Corp., Notes, 7.20%, 7/15/2006...      2,459,887
   5,000,000 Lehman Brothers Holdings, Inc.,
              Sr. Notes,
              8.875%, 3/1/2002..................................      5,150,500
                                                                   ------------
                                                                     33,432,172
                                                                   ------------
             Food & Beverage Products - 1.1%
   4,000,000 Kroger Co., Sr. Notes, Ser. B,
              7.25%, 6/1/2009...................................      3,839,484
                                                                   ------------
             Information Services &
              Technology - 1.2%
   4,000,000 Sun Microsystems, Inc., Sr. Notes,
              7.65%, 8/15/2009..................................      4,013,308
                                                                   ------------
             Machinery - Diversified - 1.4%
   5,000,000 Case Corp., Notes, Ser. B,
              6.25%, 12/1/2003..................................      4,802,485
                                                                   ------------
             Natural Gas - 0.9%
   3,000,000 Williams Gas Pipelines Central,
              Sr. Notes,
              7.375%, 11/15/2006 (a)............................      2,929,530
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 1.2%
   4,000,000 Times Mirror Co., Notes,
              7.45%, 10/15/2009.................................      3,939,948
                                                                   ------------
             Retailing & Wholesale - 1.0%
   3,600,000 Wal-Mart Stores, Inc., Sr. Notes,
              6.15%, 8/10/2001..................................      3,575,178
                                                                   ------------
             Telecommunication Services & Equipment - 0.6%
   2,000,000 Worldcom, Inc., Sr. Notes,
              6.125%, 8/15/2001.................................      1,979,084
                                                                   ------------
             Transportation - 0.7%
   2,388,497 Continental Airlines, Inc.,
              7.461%, 4/1/2013..................................      2,294,474
                                                                   ------------

                                   EVERGREEN
                          Short Intermediate Bond Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Utilities - Electric - 3.1%
 $ 3,000,000 Alabama Power Co.,
              Sr. Warrants,
              7.125%, 8/15/2004..................................   $  2,982,945
   5,000,000 LG&E Capital Corp., MTN,
              5.75%, 11/1/2001 (a)...............................      4,834,470
   2,700,000 Virginia Elec. & Pwr. Co., MTN, 6.30%, 6/21/2001....      2,673,027
                                                                    ------------
                                                                      10,490,442
                                                                    ------------
             Total Corporate Bonds (cost $92,080,767)............     90,126,314
                                                                    ------------
 MORTGAGE-BACKED SECURITIES - 29.9% (c)
   2,808,952 FHA-Puttable Proj. Loans,
              Reilly 18, (Est. Maturity 2000),
              6.00%, 4/1/2015....................................      2,780,862
                                                                    ------------
   2,891,227 FHLB,
              (Est. Maturity 2000),
              5.467%, 2/19/2004..................................      2,797,754
                                                                    ------------
             FHLMC:
   2,000,000 (Est. Maturity 2000),
             6.97%, 6/16/2005....................................      1,961,596
      91,004 (Est. Maturity 2000),
             10.50%, 9/1/2015....................................         98,034
  20,183,119 (Est. Maturity 2006),
             6.50%, 9/1/2006.....................................     19,831,933
                                                                    ------------
                                                                      21,891,563
                                                                    ------------
             FNMA:
  14,000,000 (Est. Maturity 2000),
             6.50%, 8/15/2004....................................     13,819,974
      18,050 (Est. Maturity 2003),
             14.00%, 6/1/2011....................................         20,138
   2,501,816 (Est. Maturity 2004),
             6.00%, 11/1/2008....................................      2,429,213
   9,983,221 (Est. Maturity 2004),
             7.00%, 1/1/2011 - 10/1/2011.........................      9,896,884
   1,304,335 (Est. Maturity 2004),
             8.50%, 7/1/2012.....................................      1,350,769
   4,061,417 (Est. Maturity 2004),
             11.00%, 2/15/2025...................................      4,463,310
   9,898,867 (Est. Maturity 2005),
             7.00%, 10/1/2005 - 4/1/2012.........................      9,830,498
   2,516,106 (Est. Maturity 2005),
             8.50%, 8/1/2022.....................................      2,601,352
   8,614,734 (Est. Maturity 2006),
             8.50%, 7/1/2022 - 9/1/2026..........................      8,879,501
     565,404 (Est. Maturity 2007),
             8.50%, 7/1/2022 - 2/1/2028..........................        580,579
   6,473,717 (Est. Maturity 2009),
             7.00%, 8/1/2029.....................................      6,263,968

  Principal
   Amount                                                             Value

 MORTGAGE-BACKED SECURITIES - continued
             FNMA - continued
 $ 2,100,000 REMIC Trust, Ser. 1992, Class G44H,
             (Est. Maturity 2000),
             8.00%, 11/25/2006..................................   $  2,122,899
   6,091,245 Ser. 1995-W1, Class A6,
             (Est. Maturity 2001),
             8.10%, 4/25/2025...................................      6,152,636
                                                                   ------------
                                                                     68,411,721
                                                                   ------------
   5,651,252 GNMA,
              (Est. Maturity 2006),
              8.05%, 6/15/2019 - 10/15/2020.....................      5,751,757
                                                                   ------------
             Total Mortgage-Backed Securities
              (cost $102,943,483)...............................    101,633,657
                                                                   ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 8.1%
  20,614,000 FNMA,
              6.625%, 9/15/2009.................................     20,033,798
                                                                   ------------
             FHLB:
     417,029 6.04%, 4/28/2003...................................        416,136
   4,105,000 6.07%, 8/28/2008...................................      3,778,542
   3,300,000 6.54%, 12/12/2007..................................      3,130,945
                                                                   ------------
                                                                      7,325,623
                                                                   ------------
             Total U.S. Government & Agency Obligations
              (cost $28,593,847)................................     27,359,421
                                                                   ------------
 YANKEE OBLIGATIONS - 3.9%
             Banks - 1.8%
   6,000,000 National Bank of Canada,
              Sub. Notes, Ser. B,
              8.125%, 8/15/2004.................................      6,163,470
                                                                   ------------
             Finance & Insurance - 0.9%
   3,000,000 Principal Finl. Group, Australia,
              Gtd. Sr. Notes,
              8.20%, 8/15/2009 (a)..............................      3,037,026
                                                                   ------------
             Government - 1.2%
   4,000,000 Ontario (Province of), Canada, 7.75%, 6/4/2002.....      4,068,800
                                                                   ------------
             Total Yankee Obligations
              (cost $13,639,258)................................     13,269,296
                                                                   ------------
 REPURCHASE AGREEMENT - 3.6%
  12,285,847 State Street Bank & Trust Co., 3.25%, dated
              12/31/1999,
              maturing 1/3/2000, maturity value $12,289,174
              (cost $12,285,847) (d)............................     12,285,847
                                                                   ------------

             Total Investments -
              (cost $341,930,853).........................    99.1%  336,434,887
             Other Assets and Liabilities - net...........     0.9     2,912,278
                                                             -----  ------------
             Net Assets...................................   100.0% $339,347,165
                                                             =====  ============

                                   EVERGREEN
                          Short-Intermediate Bond Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)

(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Secu-rities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(c) The estimated maturity of a collateralized mortgage obligation or an asset-backed security is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.
(d) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices plus accrued inter-est at December 31, 1999.

Summary of Abbreviations

 FHA   Federal Housing Authority
 FHLB  Federal Home Loan Bank
 FHLMC Federal Home Loan Mortgage Corporation
 FNMA  Federal National Mortgage Association
 GNMA  Government National Mortgage Association
 MTN   Medium Term Note
 REMIC Real Estate Mortgage Investment Conduit

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Funds
                      Statements of Assets and Liabilities
                         December 31, 1999 (Unaudited)

                                          Capital     Intermediate     Short
                                        Preservation      Bond      Intermediate
                                            Fund          Fund          Fund
---------------------------------------------------------------------------------
 Assets
 Identified cost of securities........  $35,678,700   $159,717,076  $341,930,853
 Net unrealized gains or losses on
  securities..........................     (510,507)    (6,294,153)   (5,495,966)
---------------------------------------------------------------------------------
 Market value of securities...........   35,168,193    153,422,923   336,434,887
 Receivable for securities sold.......      101,259              0             0
 Receivable for Fund shares sold......       88,257         50,984        45,124
 Interest receivable..................      272,616      2,220,945     4,214,238
 Unrealized gains on forward foreign
  currency exchange contracts.........            0        463,417             0
 Prepaid expenses and other assets....       25,910         20,293        27,157
---------------------------------------------------------------------------------
  Total assets........................   35,656,235    156,178,562   340,721,406
---------------------------------------------------------------------------------
 Liabilities
 Distributions payable................       61,302        609,496       667,364
 Payable for Fund shares redeemed.....      121,376        138,741       472,582
 Payable for securities on loan.......            0      5,441,200             0
 Advisory fee payable.................        8,068         71,067       148,745
 Distribution Plan expenses payable...       10,185          4,190         2,459
 Due to other related parties.........            0              0         6,722
 Accrued expenses and other
  liabilities.........................        7,212        112,615        76,369
---------------------------------------------------------------------------------
  Total liabilities...................      208,143      6,377,309     1,374,241
---------------------------------------------------------------------------------
 Net assets...........................  $35,448,092   $149,801,253  $339,347,165
---------------------------------------------------------------------------------
 Net assets represented by
 Paid-in capital......................  $43,089,005   $176,047,362  $370,327,617
 Undistributed (overdistributed) net
  investment income...................      (79,129)         3,384      (548,478)
 Accumulated net realized losses on
  securities and foreign currency
  related transactions................   (7,051,277)   (20,411,319)  (24,936,008)
 Net unrealized gains or losses on
  securities and foreign currency
  related transactions................     (510,507)    (5,838,174)   (5,495,966)
---------------------------------------------------------------------------------
 Total net assets.....................  $35,448,092   $149,801,253  $339,347,165
---------------------------------------------------------------------------------
 Net assets consists of
 Class A..............................  $16,849,240   $ 89,313,646  $ 19,456,203
 Class B..............................   14,807,011      9,576,338    19,720,892
 Class C..............................    3,790,840      4,149,064     1,787,903
 Class Y..............................        1,001     46,762,205   298,382,167
---------------------------------------------------------------------------------
 Total net assets.....................  $35,448,092   $149,801,253  $339,347,165
---------------------------------------------------------------------------------
 Shares outstanding
 Class A..............................    1,768,017     10,715,738     2,048,829
 Class B..............................    1,553,658      1,148,959     2,072,451
 Class C..............................      397,772        497,789       187,898
 Class Y..............................          105      5,610,426    31,420,328
---------------------------------------------------------------------------------
 Net asset value per share
 Class A..............................  $      9.53   $       8.33  $       9.50
---------------------------------------------------------------------------------
 Class A--Offering price (based on
  sales charge of 3.25%)..............  $      9.85   $       8.61  $       9.82
---------------------------------------------------------------------------------
 Class B..............................  $      9.53   $       8.33  $       9.52
---------------------------------------------------------------------------------
 Class C..............................  $      9.53   $       8.33  $       9.52
---------------------------------------------------------------------------------
 Class Y..............................  $      9.53   $       8.33  $       9.50
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Funds
                            Statements of Operations
                 Six Months Ended December 31, 1999 (Unaudited)

                                           Capital    Intermediate     Short
                                         Preservation     Bond      Intermediate
                                             Fund         Fund          Fund
--------------------------------------------------------------------------------
 Investment income
 Interest..............................   $1,148,060  $ 5,976,771   $12,228,175
--------------------------------------------------------------------------------
 Expenses
 Advisory fee..........................      115,568      518,476       915,625
 Distribution Plan expenses............      112,104      198,374       130,933
 Administrative services fees..........        2,687        7,187        41,635
 Transfer agent fee....................       39,548      142,375       104,657
 Trustees' fees and expenses...........          370        1,676         3,847
 Printing and postage expenses.........        6,400       12,033        18,557
 Custodian fee.........................        6,084       27,328        56,929
 Registration and filing fees..........        5,098       40,567        12,906
 Professional fees.....................        9,400        8,467         8,902
 Other.................................        1,220       23,587        29,236
--------------------------------------------------------------------------------
  Total expenses.......................      298,479      980,070     1,323,227
 Less: Fee waivers.....................      (65,127)     (29,241)            0
   Expense reductions..................         (787)      (2,950)      (14,386)
--------------------------------------------------------------------------------
  Net expenses.........................      232,565      947,879     1,308,841
--------------------------------------------------------------------------------
 Net investment income.................      915,495    5,028,892    10,919,334
--------------------------------------------------------------------------------
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions
 Net realized gains or losses on:
  Securities...........................      (98,309)  (3,725,416)   (5,790,184)
  Foreign currency related
   transactions........................            0      (21,442)            0
--------------------------------------------------------------------------------
 Net realized gains or losses on
  securities and foreign currency
  related transactions.................      (98,309)  (3,746,858)   (5,790,184)
--------------------------------------------------------------------------------
 Net change in unrealized gains or
  losses on securities and foreign
  currency related transactions........     (323,787)  (1,534,797)   (1,114,931)
--------------------------------------------------------------------------------
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions........     (422,096)  (5,281,655)   (6,905,115)
--------------------------------------------------------------------------------
 Net increase (decrease) in net assets
  resulting from operations............   $  493,399  $  (252,763)  $ 4,014,219
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Funds
                      Statements of Changes in Net Assets
                 Six Months Ended December 31, 1999 (Unaudited)

                                           Capital     Intermediate     Short
                                         Preservation      Bond      Intermediate
                                             Fund          Fund          Fund
----------------------------------------------------------------------------------
 Operations
 Net investment income................   $   915,495   $  5,028,892  $ 10,919,334
 Net realized gains or losses on
  securities and foreign currency
  related transactions................       (98,309)    (3,746,858)   (5,790,184)
 Net change in unrealized gains or
  losses on securities and foreign
  currency related transactions.......      (323,787)    (1,534,797)   (1,114,931)
----------------------------------------------------------------------------------
  Net increase (decrease) in net
   assets resulting from operations...       493,399       (252,763)    4,014,219
----------------------------------------------------------------------------------
 Distributions to shareholders from
 Net investment income
  Class A.............................      (489,133)    (3,527,036)     (591,436)
  Class B.............................      (356,752)      (344,200)     (548,831)
  Class C.............................       (89,163)      (145,602)      (33,972)
  Class Y.............................           (10)    (1,967,923)   (9,833,065)
----------------------------------------------------------------------------------
  Total distributions to
   shareholders.......................      (935,058)    (5,984,761)  (11,007,304)
----------------------------------------------------------------------------------
 Capital share transactions
 Proceeds from shares sold............     6,709,677     10,297,523    45,570,477
 Net asset value of shares issued in
  reinvestment of distributions.......       624,372      3,782,104     6,429,632
 Payment for shares redeemed..........    (9,139,009)   (36,339,211)  (83,875,667)
----------------------------------------------------------------------------------
  Net decrease in net assets resulting
   from capital share transactions....    (1,804,960)   (22,259,584)  (31,875,558)
----------------------------------------------------------------------------------
  Total decrease in net assets........    (2,246,619)   (28,497,108)  (38,868,643)
 Net assets
 Beginning of period..................    37,694,711    178,298,361   378,215,808
----------------------------------------------------------------------------------
 End of period........................   $35,448,092   $149,801,253  $339,347,165
----------------------------------------------------------------------------------
 Undistributed (overdistributed) net
  investment income...................   $   (79,129)  $      3,384  $   (548,478)
----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Funds
                      Statements of Changes in Net Assets
                            Year Ended June 30, 1999

                                         Capital     Intermediate      Short
                                       Preservation      Bond      Intermediate
                                           Fund          Fund          Fund
---------------------------------------------------------------------------------
 Operations
 Net investment income..............   $  2,176,911  $ 11,499,234  $  23,088,763
 Net realized gains or losses on
  securities and foreign currency
  related transactions..............       (156,057)     (905,691)    (2,451,611)
 Net change in unrealized gains or
  losses on securities and foreign
  currency related transactions.....       (253,950)   (7,880,924)    (6,391,909)
---------------------------------------------------------------------------------
  Net increase in net assets
   resulting from operations........      1,766,904     2,712,619     14,245,243
---------------------------------------------------------------------------------
 Distributions to shareholders from
 Net investment income
  Class A...........................       (992,050)   (7,002,863)    (1,112,528)
  Class B...........................       (989,694)     (581,636)    (1,161,465)
  Class C...........................       (195,983)     (269,865)       (69,077)
  Class Y...........................              0    (3,653,526)   (20,759,994)
---------------------------------------------------------------------------------
  Total distributions to
   shareholders.....................     (2,177,727)  (11,507,890)   (23,103,064)
---------------------------------------------------------------------------------
 Capital share transactions
 Proceeds from shares sold..........     19,176,521    38,089,130    156,664,560
 Net asset value of shares issued in
  reinvestment of distributions.....      1,552,138     7,492,305     13,089,270
 Payment for shares redeemed........    (30,673,318)  (62,133,153)  (171,695,268)
---------------------------------------------------------------------------------
  Net decrease in net assets
   resulting from capital share
   transactions.....................     (9,944,659)  (16,551,718)    (1,941,438)
---------------------------------------------------------------------------------
  Total decrease in net assets......    (10,355,482)  (25,346,989)   (10,799,259)
 Net assets
 Beginning of period................     48,050,193   203,645,350    389,015,067
---------------------------------------------------------------------------------
 End of period......................   $ 37,694,711  $178,298,361  $ 378,215,808
---------------------------------------------------------------------------------
 Undistributed (overdistributed) net
  investment income.................   $    (59,566) $    959,253  $    (460,508)
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

               Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Short and Intermediate Term Bond Funds consist of Evergreen Capi-tal Preservation and Income Fund ("Capital Preservation Fund"), Evergreen In-termediate Term Bond Fund ("Intermediate Bond Fund") and Evergreen Short Inter-mediate Bond Fund ("Short Intermediate Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 follow the conversion rights at the time the shares were purchased. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not sub-ject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y share-holders of record of certain other funds managed by First Union and its affili-ates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institution-al-size transactions, the pricing service uses methods based on market transac-tions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Se-curities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which market quotations are not readily available, including restricted securities, are val-ued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Mutual fund shares are valued at the net asset value of each mutual fund.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the mar-ket value of the securities pledged falls below the carrying value of the re-purchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines es-tablished by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Capital Preservation Fund and Intermediate Bond Fund, along with cer-tain other funds managed by Evergreen Investment Management Company ("EIMC"), a subsidiary of First Union, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agree-ments that are fully collateralized by U.S. Treasury and/or federal agency ob-ligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, the Funds may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agree-ment, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gains or losses on secu-rities and foreign currency related transactions. Net realized foreign currency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securi-ties transactions, foreign currency related transactions and the difference be-tween the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain or loss on securities.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities.

F. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other financial organizations. The Funds' investment advisors will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connec-tion with such loans.

G. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Foreign income and capital gains re-alized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

H. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come and net capital gains, if any, to their shareholders. The Funds also in-tend to avoid any excise tax liability by making the required distributions un-der the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

I. Distributions
Distributions from net investment income for the Funds are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles.

Certain distributions paid during previous years have been reclassified to con-form to current year presentation.

J. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

EIMC is the investment advisor for Capital Preservation Fund and Intermediate Bond Fund. In return for providing investment advisory and administrative serv-ices to the Funds, the Funds pay EIMC an advisory fee that is calculated daily and paid monthly at an annual rate of 2.00% of each Fund's gross investment in-come plus an amount determined by applying percentage rates, starting at 0.50% and declining to 0.25% per annum as net assets increased, to the average daily net assets of each Fund.

First Union National Bank ("FUNB"), a subsidiary of First Union, serves as the investment advisor to the Short Intermediate Fund, was paid an advisory fee that is calculated daily and paid monthly at an annual rate of 0.50% of the av-erage daily net assets of the Fund.

During the six months ended December 31, 1999, the amount of investment advi-sory fees waived by each investment advisor and the impact on each Fund's ex-pense ratio represented as a percentage of its average net assets were as fol-lows:

                                                      Fees   % of Average
                                                     Waived   Net Assets
                                                    ---------------------
         Capital Preservation Fund.................. $65,127    0.35%
         Intermediate Bond Fund.....................  29,241    0.04%

Evergreen Investment Services ("EIS"), a subsidiary of First Union, serves as the administrator and The BISYS Group, Inc. ("BISYS") serves as the sub-admin-istrator to the Funds. As administrator, EIS provides the Funds with facili-ties, equipment and personnel. As sub-administrator to the Funds, BISYS pro-vides the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

The administrator and sub-administrator for the Short Intermediate Fund are en-titled to an annual fee based on the average daily net assets of the funds ad-ministered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee is calculated by ap-plying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net assets of the Fund. The sub-ad-ministration fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net assets of the Fund. During the six months ended December 31, 1999, the Short Intermediate Fund paid or accrued $32,630 and $9,005 for administra-tive and sub-administrative services, respectively.

For the Capital Preservation Fund and Intermediate Bond Fund, the administra-tion and sub-administration fee is paid by the investment advisor and is not a fund expense.

During the six months ended December 31, 1999, the Capital Preservation Fund and Intermediate Bond Fund reimbursed EIMC for certain administration and ac-counting expenses of $2,687 and $7,187, respectively.

Evergreen Service Company ("ESC"), an indirect, wholly owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribu-tion Plans, Class A incurs distributions fees equal to 0.25% of the average daily net assets of the class, all of which is used to pay for shareholder service fees. For Capital Preservation Fund, Class A shares purchased prior to January 1, 1997 incur distribution fees at an annual rate of 0.25%. Class A shares purchased on or after January 1, 1997, incur distribution fees at an an-nual rate of 0.10%. Prior to October 7, 1999, Short Intermediate Fund incurred distribution fees equal to 0.10% of the average daily net assets of Class A. Class B and Class C incur distribution fees equal to 1.00% of the average daily net assets of each class. Of this amount, 0.25% of the distribution fees in-curred is used to pay for shareholder service fees and 0.75% is used to pay for distribution related costs. Distribution Plan expenses are calculated daily and paid at least quarterly.

During the six months ended December 31, 1999, amounts paid or accrued to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                               Class A  Class B  Class C
                                              ---------------------------
         Capital Preservation Fund............ $ 16,073 $ 76,883 $19,148
         Intermediate Bond Fund...............  122,520   53,301  22,553
         Short Intermediate Fund..............   16,509  107,761   6,663

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

Capital Preservation Fund

                                 Six Months Ended           Year Ended
                                December 31, 1999          June 30, 1999
                               ---------------------  ------------------------
                                Shares     Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold..................   254,916  $ 2,445,455   1,254,468  $ 12,119,775
Shares issued in reinvestment
 of distributions............    32,772      314,060      73,376       709,511
Shares redeemed..............  (401,200)  (3,845,944) (1,297,623)  (12,552,673)
-------------------------------------------------------------------------------
Net increase (decrease)......  (113,512) $(1,086,429)     30,221  $    276,613
-------------------------------------------------------------------------------
Class B
Shares sold..................   234,627  $ 2,248,022     501,298  $  4,841,798
Shares issued in reinvestment
 of distributions............    26,129      250,305      69,855       676,249
Shares redeemed..............  (326,206)  (3,125,977) (1,626,086)  (15,731,870)
-------------------------------------------------------------------------------
Net decrease.................   (65,450) $  (627,650) (1,054,933) $(10,213,823)
-------------------------------------------------------------------------------
Class C
Shares sold..................   210,675  $ 2,015,200     229,112  $  2,214,948
Shares issued in reinvestment
 of distributions............     6,261       59,997      17,206       166,378
Shares redeemed..............  (226,379)  (2,167,088)   (247,073)   (2,388,775)
-------------------------------------------------------------------------------
Net decrease.................    (9,443) $   (91,891)       (755) $     (7,449)
-------------------------------------------------------------------------------

                                 October 29, 1999
                                 (Commencement of
                               Class Operations) to
                                December 31, 1999
                               ---------------------
                                Shares     Amount
----------------------------------------------------
Class Y
Shares sold..................       104  $     1,000
Shares issued in reinvestment
 of distributions............         1           10
Shares redeemed..............         0            0
----------------------------------------------------
Net increase.................       105  $     1,010
----------------------------------------------------

Intermediate Bond Fund

                            Six Months Ended              Year Ended
                            December 31, 1999            June 30, 1999
                         ------------------------  --------------------------
                           Shares       Amount       Shares        Amount
------------------------------------------------------------------------------
Class A
Shares sold.............    480,450  $  4,096,848    2,341,785  $  21,107,529
Shares issued in
 reinvestment of
 distributions..........    347,852     2,942,500      656,382      5,911,817
Shares redeemed......... (2,549,357)  (21,747,050)  (4,185,680)   (37,633,504)
------------------------------------------------------------------------------
Net decrease............ (1,721,055) $(14,707,702)  (1,187,513) $ (10,614,158)
------------------------------------------------------------------------------
Class B
Shares sold.............    102,945  $    885,835      487,096  $   4,402,183
Shares issued in
 reinvestment of
 distributions..........     23,041       194,835       36,260        326,694
Shares redeemed.........   (258,688)   (2,205,939)    (425,314)    (3,846,878)
------------------------------------------------------------------------------
Net increase
 (decrease).............   (132,702) $ (1,125,269)      98,042  $     881,999
------------------------------------------------------------------------------
Class C
Shares sold.............     58,143  $    496,804      110,653  $   1,004,240
Shares issued in
 reinvestment of
 distributions..........     10,282        87,063       20,784        187,535
Shares redeemed.........   (115,441)     (984,344)    (184,849)    (1,673,579)
------------------------------------------------------------------------------
Net decrease............    (47,016) $   (400,477)     (53,412) $    (481,804)
------------------------------------------------------------------------------
Class Y
Shares sold.............    562,806  $  4,818,036    1,284,724  $  11,575,178
Shares issued in
 reinvestment of
 distributions..........     65,938       557,706      118,332      1,066,259
Shares redeemed......... (1,341,701)  (11,401,878)  (2,096,933)   (18,979,192)
------------------------------------------------------------------------------
Net decrease............   (712,957) $ (6,026,136)    (693,877) $  (6,337,755)
------------------------------------------------------------------------------

Short Intermediate Fund

                            Six Months Ended              Year Ended
                            December 31, 1999            June 30, 1999
                         ------------------------  --------------------------
                           Shares       Amount       Shares        Amount
------------------------------------------------------------------------------
Class A
Shares sold.............  1,088,900  $ 10,472,277    1,565,164  $  15,513,691
Shares issued in
 reinvestment of
 distributions..........     47,025       450,684       85,182        844,657
Shares redeemed......... (1,062,726)  (10,211,894)  (1,377,037)   (13,580,265)
------------------------------------------------------------------------------
Net increase............     73,199  $    711,067      273,309  $   2,778,083
------------------------------------------------------------------------------
Class B
Shares sold.............    555,389  $  5,351,640    1,844,479  $  18,346,490
Shares issued in
 reinvestment of
 distributions..........     40,104       385,181       83,118        826,279
Shares redeemed.........   (847,663)   (8,158,238)  (1,890,855)   (18,756,863)
------------------------------------------------------------------------------
Net increase
 (decrease).............   (252,170) $ (2,421,417)      36,742  $     415,906
------------------------------------------------------------------------------
Class C
Shares sold.............     90,962  $    870,236       65,400  $     652,800
Shares issued in
 reinvestment of
 distributions..........      2,675        25,711        6,017         59,815
Shares redeemed.........    (45,961)     (442,381)     (46,468)      (460,730)
------------------------------------------------------------------------------
Net increase............     47,676  $    453,566       24,949  $     251,885
------------------------------------------------------------------------------
Class Y
Shares sold.............  3,008,079  $ 28,876,324   12,293,584  $ 122,151,579
Shares issued in
 reinvestment of
 distributions..........    581,014     5,568,056    1,145,478     11,358,519
Shares redeemed......... (6,787,458)  (65,063,154) (14,015,864)  (138,897,410)
------------------------------------------------------------------------------
Net decrease............ (3,198,365) $(30,618,774)    (576,802) $  (5,387,312)
------------------------------------------------------------------------------

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended December 31, 1999:

                                   Cost of Purchases                  Proceeds from Sales
                          ----------------------------------- -----------------------------------
                          U.S. Government Non-U.S. Government U.S. Government Non-U.S. Government
                          -----------------------------------------------------------------------
Capital Preservation
 Fund...................   $  2,497,110      $  3,164,208      $  1,236,328      $  7,355,488
Intermediate Bond Fund..     78,989,192        44,189,845        73,463,059        71,615,867
Short Intermediate
 Fund...................    178,991,338       128,402,427       224,348,946       125,002,176

The average daily balance of reverse repurchase agreements outstanding for the Short Intermediate Fund during the six months ended December 31, 1999 was ap-proximately $1,223,896 at a weighted average interest rate of 5.18%. The maxi-mum amount outstanding under reverse repurchase agreements during the six months ended December 31, 1999 for the Short Intermediate Fund was $7,010,217. During the six months ended December 31, 1999, the Short Intermediate Fund in-curred an interest expense of $31,981 related to reverse repurchase agreements.

The Intermediate Bond Fund loaned securities during the six months ended Decem-ber 31, 1999 to certain brokers who paid the Fund a negotiated lenders' fee. These fees are included in interest income. At December 31, 1999, the value of securities on loan and the value of collateral (including accrued interest) amounted to $5,292,080 and $5,441,200, respectively. During the six months ended December 31, 1999, the Intermediate Bond Fund earned $5,935 in income from securities lending.

As of June 30, 1999, the Funds had capital loss carryovers for federal income tax purposes as follows:

                                                                        Expiration
                       Capital Loss -----------------------------------------------------------------------------------
                        Carryover     2000      2001       2002      2003      2004       2005       2006       2007
                       ------------------------------------------------------------------------------------------------
Capital Preservation
 Fund................. $ 6,812,000  $      0 $5,685,000 $  197,000 $642,000 $  254,000 $        0 $        0 $   34,000
Intermediate Bond
 Fund.................  14,296,000   417,000  2,688,000  8,725,000  907,000    358,000  1,201,000          0          0
Short Intermediate
 Fund.................  18,087,000         0          0  6,021,000        0  4,049,000  4,374,000  1,743,000  1,901,000

The capital loss carryovers include $2,185,000 and $11,560,000 that were ac-quired through fund mergers by Capital Preservation Fund and Intermediate Bond Fund, respectively. The Funds' ability to offset future realized gains against these capital loss carryovers is limited in accordance with federal tax regula-tions.

7. EXPENSE REDUCTIONS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of expense reductions re-ceived by each Fund and the impact on each Fund's expense ratio represented as a percentage of its average net assets were as follows:

                                                    Total
                                                   Expense   % of Average
                                                  Reductions  Net Assets
                                                --------------------------
         Capital Preservation Fund...............  $   787      0.00%
         Intermediate Bond Fund..................    2,950      0.00%
         Short Intermediate Fund.................   14,386      0.01%

8. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral accounts will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENTS

Certain Evergreen Funds and State Street Bank and Trust Company ("State Street") and a group of banks (collectively, the "Banks") entered into a fi-nancing agreement dated December 22, 1997, as amended on November 20, 1998. Un-der this agreement, the Banks provided an unsecured credit facility in the ag-gregate amount of $400 million ($275 million committed and $125 million uncom-mitted). The credit facility was allocated, under the terms of the financing agreement, among the Banks. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bore interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum was incurred on the unused portion of the committed facility, which was allocated to all funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street served as administrative agent for the Banks, and as administra-tive agent was entitled to a fee of $20,000 per annum which was allocated to all of the funds.

This agreement was amended and renewed on December 22, 1998. The amended fi-nancing agreement became effective on December 22, 1998 among all of the Ever-green Funds, State Street and The Bank of New York ("BONY"). Under this agree-ment, State Street and BONY provided an unsecured credit facility in the aggre-gate amount of $150 million ($125 million committed and $25 million uncommit-ted). The remaining terms and conditions of the agreement were unaffected. This agreement was terminated on July 27, 1999.

On July 27, 1999, all of the Evergreen Funds and a group of banks (the "Lend-ers") entered into a credit agreement. Under this agreement, the Lenders pro-vide an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility is allocated, under the terms of the financing agreement, among the Lenders. The credit facility is accessed by the Funds for temporary or emergency purposes to fund the redemption of their shares or as general working capital as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.75% per annum above the Fed-eral Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused por-tion of the revolving credit commitment. The commitment fee is allocated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all the funds.

The Funds did not borrow under these agreements during the six months ended De-cember 31,1999.

10. SUBSEQUENT EVENT

Effective February 1, 2000, the maximum deferred sales charge for Class C shares is changed to 2.00%. Class C shareholders purchased on or after February 1, 2000 are subject to a 2.00% contingent deferred sales charge if such shares are redeemed within one year after the month of purchase and a 1.00% contingent deferred sales charge if such shares are redeemed within two years after the month of purchase. Class C shares purchased prior to February 1, 2000 follow the contingent deferred sales charge schedule at the time the shares were ini-tially purchased.

                                Evergreen Funds

Money Market

Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Advantaged

Short Intermediate Municipal Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund
High Grade Municipal Bond Fund
Tax-Free High Income Fund

Income

Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Bond Fund
U.S. Government Fund
Quality Income Fund
Diversified Bond Fund
Strategic Income Fund
High Income Fund
High Yield Bond Fund
Short-Duration Income Fund

Balanced

Tax Strategic Foundation Fund
Foundation Fund
Capital Balanced Fund
Balanced Fund
Capital Income and Growth Fund

Growth & Income

Utility Fund
Income and Growth Fund
Equity Income Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund
Select Equity Index Fund

Domestic Growth

Tax Strategic Equity Fund
Capital Growth Fund
Stock Selector Fund
Evergreen Fund
Strategic Growth Fund
Masters Fund Omega Fund
Small Company Growth Fund
Growth Fund
Aggressive Growth Fund
Select Special Equity Fund

Global International

Global Leaders Fund
Perpetual Global Fund
International Growth Fund
Perpetual International Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800.346.3858

Investor Services
800.343.2898



www.evergreen-funds.com

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